FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST SEMIANNUAL REPORT
TABLE OF CONTENTS



Letter to Contract Owners .............................   2
A Word About Risk .....................................   5
Important Notes to Performance Information ............   6
Fund Summaries
 Templeton Asset Strategy Fund ........................   TA-1
  Prospectus Supplement ...............................   TA-6
 Templeton Developing Markets Securities Fund .........   TD-1
 Templeton Global Income Securities Fund ..............   TGI-1
  Prospectus Supplement ...............................   TGI-5
 Templeton Growth Securities Fund .....................   TG-1
 Templeton International Securities Fund ..............   TI-1

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 27 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.


Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.


PHNX2 S01 08/01 PHOENIX TIP

LETTER TO CONTRACT OWNERS


Dear Contract Owners:

This semiannual report for Franklin Templeton Variable Insurance Products Trust covers the period ended June 30, 2001. During the six months under review, most economies around the world experienced decelerating economic growth. In the U.S., gross domestic product (GDP) growth fell sharply to 1.3% in the first quarter of 2001, compared with 4.8% during the same period in 2000. Domestic consumer and business confidence eroded considerably, exacerbated by high energy costs that drained purchasing power and profit margins. Consequently, slower retail sales, excess inventories and weaker capital spending -- especially in information technology -- prompted corporate cutbacks, earnings warnings, employee layoffs and rising unemployment. The Federal Reserve Board (the Fed) cut the federal funds target rate six times during the period, lowering borrowing costs. Unfortunately, by period-end, these interest rate cuts had not prompted a general rebound and investors had very few clear signals of the U.S. economy's direction. One piece of good news, however, was that inflation appeared under control.

The U.S. slowdown also seemed to diminish European, Asian and Latin American growth. Euro-zone (the 12 countries comprising the European Monetary Union) GDP growth slowed to 2.6% in the first quarter of 2001. Asia's export dependent economies suffered directly from the U.S. technology downturn. Japan, in particular, experienced a contracting economy, rising unemployment, falling factory production and deteriorating business confidence in addition to its troubled banking system. China was an exception with its economy growing a robust 8.1% in the first quarter of this year. In Latin America, Mexican GDP unexpectedly slowed, as the impact of lower U.S. growth was more pronounced than expected. As a result of this worldwide slowdown, many foreign central banks followed the Fed's lead and began lowering interest rates to pump some life into their countries' economies.

Domestic equity markets, following a volatile and dismal 2000 -- particularly for growth and technology-related stocks -- began 2001 in a similar condition and continued to deteriorate through March. After an April-May rebound, they headed downward again in early June as investors weighed some positive economic news against additional profit warnings from technology and other sectors. For the six months ended June 30, 2001, the blue chips of the Dow Jones/(R)/ Industrial Average posted a -1.96% return. The broader Standard & Poor's 500/(R)/ (S&P 500/(R))/ Composite Index and the technology-heavy Nasdaq Composite Index returned -6.70% and -12.32% during the same time. Value stocks generally outperformed growth stocks, which include Internet-related and technology stocks, and the Russell 3000 Value Index returned -0.34% compared with the Russell 3000 Growth Index's -13.24% plunge for the six-month period./1/

World equity markets generally followed that of the U.S., a potential consequence of the closely linked global economy. Thus, most foreign equity markets slid downward to reach new lows in March 2001, regained momentum through April, then resumed their downhill trend toward period-end. For the six months under review, returns were mixed for world stock markets in local currency terms, but due to the strong U.S. dollar, these returns were all lower in U.S. dollar terms.

Domestic debt securities generally outperformed equities as stock market volatility and investor pessimism prompted many investors to seek the relative safety of bonds. This, combined with falling short-term interest rates, contributed to higher bond prices and a steeper Treasury yield curve -- as rates fell in the short end of the curve while at the same time rising in the long end.

In local currency terms, global bond markets generated positive returns, as most major central banks reduced interest rates in response to slower economic growth. However, because most major currencies




1. Source: Standard & Poor's Micropal. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market/(R)/. The index is market value-weighted and includes over 4,000 companies. The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The indexes are capitalization-weighted, rebalanced semi-annually and include reinvested dividends.

depreciated relative to the U.S. dollar, their returns were lower in U.S. dollar terms. Debt in emerging market countries was a different story. A strong dollar and persistently low inflation helped the emerging market bond asset class to log some of the best returns in the fixed income world for the second year in a row.

At period-end, although the U.S. economy's direction was still unclear, recession risks seemed just a bit less ominous. On June 20, the Conference Board's Index of Leading Indicators, a key gauge of future economic activity, rose 0.5%. This higher-than-expected increase suggested that the U.S. economy may be poised to rebound, although at a slow pace. In addition, financial markets began to factor in the likelihood that the economy will bounce back next year. However, Fed Chairman Alan Greenspan also said that the worst of the year-long slowdown may not be over, and that the Fed stands ready to do more to avert a recession. One threat to a U.S. economic rebound is that consumers might sharply cut back spending should the labor market deteriorate further. However, analysts are hopeful that the tax-cut refund checks expected to arrive in late June through September will help boost consumer spending. Fed officials believe that past interest rate cuts will eventually revive the economy, but because of these mitigating factors, they are not sure when.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/  Rupert H. Johnson, Jr.
-------------------------------------
Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK






All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds. An investment in Franklin Money Market Fund is neither insured nor guaranteed by the U.S. government. The Fund attempts to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION






Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

                         TEMPLETON ASSET STRATEGY FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Asset Strategy Fund seeks high total return. The Fund will invest in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund may invest to a lesser extent in lower-rated "junk bonds."
--------------------------------------------------------------------------------
Equity


The six months ended June 30, 2001, were marked by mixed returns in the world's stock markets as well as sharply diverging performances among different sectors. Although many sectors posted positive results, the once high-flying technology, media and telecommunications (TMT) stocks continued to falter. Not even six Federal Reserve Board (the Fed) short-term interest rate cuts were enough to buoy the equity markets for long.

In this environment, the Morgan Stanley Capital International All Country (MSCI
AC) World Free Index returned -9.93% during the period./1/ At the same time, the J.P. Morgan Global Government Bond Index (JPM GGBI) lost 4.96% in U.S. dollar terms./2/ Although the Fund posted a negative absolute return, our outperformance relative to the MSCI AC World Free Index was primarily due to strong stock selection leading to low exposure to the poorly performing TMT sectors. On June 30, 2001, the Fund held 83.7% of its total net assets in equities, 15.2% in fixed income and 1.1% in short-term investments and other net assets. During the period, we slightly increased the Fund's equity exposure, as we were successful in adding 14 new equity positions to the portfolio.

TMT stocks enjoyed sharp rallies in January and April. However, the group fell late in the period as a series of profit warnings and layoff announcements from leading TMT companies such as Nokia, Nortel Networks and Ericsson prompted many investors to focus on the sector's deteriorating fundamentals. European equity markets turned in


1. Source: Standard & Poor's Micropal. The unmanaged MSCI AC World Free Index measures the performance of securities located in 48 countries including emerging markets in Latin America, Asia, and eastern Europe. Securities are based on those that are legally and practically available to foreign investors. It is a market cap weighted index.

2. Source: J.P. Morgan. The unmanaged J.P. Morgan GGBI comprises 13 markets, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S. Each country's weighting is determined by the total market capitalization in $US of all the bonds in that country's traded index. The index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The index is unhedged and expressed in terms of $US.

The indexes include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Geographic Distribution
Templeton Asset Strategy Fund
Based on Total Net Assets
6/30/01

[PIE CHART]
Europe                              48.6%
North America                       25.1%
Asia                                15.6%
Latin America/
Carribean                            5.9%
Australia/New
Zealand                              2.1%
Mid-East/Africa                      1.6%
Short-Term
Investments &
Other Net Assets                     1.1%

           Top Five Industries
      Templeton Asset Strategy Fund
        Based on Equity Securities
                 6/30/01
                                % of Total
                                Net Assets
                              ------------
   Telecommunication
   Services                         11.1%
   Insurance                         5.6%
   Diversified Finance               5.5%
   Electric Utilities                4.3%
   Oil & Gas                         4.2%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

poor performances during the period, largely weighed down by the decline in TMT stocks and the euro's persistent weakness. The flagging currency seemed tied to fundamental factors such as slowing European economic activity, perceived European Central Bank weakness and outflows into the U.S., in both equity investments and foreign direct investment. Asian markets turned in relatively strong performances apparently due to Japan's increasing optimism and signs of Korea's restructuring. Dominating Japan's news was the unexpected April election of Junichiro Koizumi and the perception that he may be the catalyst to implement the reform measures that will turn Japan's economy. Latin America produced mixed performances, with Mexico posting positive returns while the Brazilian market fell and Argentina's delivered a flat return. Mexico continued to benefit from its ties to the U.S. economy while political and economic turmoil hurt Brazil and Argentina.

Despite outperforming the MSCI AC World Free Index, the Fund suffered as the equity sell-off spread beyond the TMT sector to other industries later in the period. Among our worst performers were Philips in household durables and AXA, Nordea and Zurich Financial Services in financials. Conversely, we had a number of strong performers from a wide variety of sectors including industrial company Alstom; energy producer Repsol YPF; and Latin American telecommunications giant Telmex.

Fund purchases during the period included an array of companies in different sectors as we attempted to maintain the Fund's broad diversification. These included transportation company Deutsche Post; industrial company Valeo SA; Japan's Nippon Express; and consumer goods provider Kraft. We even uncovered select opportunities, in our opinion, in technology and telecommunications and purchased Korean semiconductor producer Samsung Electronics; NEC Corporation in Japan; and British firm Cable & Wireless, while adding to our holding in U.S. telecommunications provider SBC Communications.

We focused our selling on reducing a handful of large holdings in financials Nomura and Nordea and pharmaceuticals companies Aventis and Teva Pharmaceuticals. In Japan, we eliminated our position in Sony, while reducing our Best Denki position. In Latin America, we sold our holdings in Telecom Argentina and America Movil SA, Telefonos de Mexico's wireless spinoff.

Fixed Income

Primarily as a result of lower interest rates and steeper yield curves, global bond markets generated positive returns in local currency terms during the six months under review. The J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, rose 1.71% in local currency terms. However, the index fell 4.96% in U.S. dollar terms because all major currencies depreciated relative to the U.S. dollar during the reporting period. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 1.77% return for the period./3/

Emerging market bonds delivered positive returns during the six-month period as yield spreads narrowed while the Fed lowered interest rates. Consequently, the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) rose 5.52% in U.S. dollar terms./4/ Historically, emerging market bonds typically perform well when the Fed reduces U.S. interest rates because emerging market bond yields become relatively more attractive and investor demand increases for these bonds.

During the period under review, Templeton Asset Strategy Fund attempted to maximize its return by allocating approximately 80% of its bond allocation to intermediate- and long-term global investment-grade bonds and approximately 20% of its bond weighting to the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed that this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. Our allocation to emerging markets added positively to the Fund's performance for the period, as emerging market country bonds outperformed higher-quality industrial market bonds.


Looking Ahead

We believe slower global economic growth and slightly lower inflation worldwide will likely encourage further monetary policy easing by


3. Source: J.P. Morgan. The unmanaged J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer.

4. Source: Standard & Poor's Micropal. The unmanaged J.P. Morgan EMBI+ tracks total returns for external-currency-denominated debt instruments (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) of the emerging markets covering 17 countries.

The indexes include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


    Top Five Country Holdings
  Templeton Asset Strategy Fund
   Based on Equity Securities
             6/30/01
                      % of Total
  Country              Net Assets
------------------ --------------
   U.S.                    16.5%
   U.K.                    12.5%
   Japan                    7.3%
   France                   5.6%
   Netherlands              5.6%

Asset Allocation
Templeton Asset Strategy Fund
Based on Total Net Assets
6/30/01

[PIE CHART]
Stocks                              83.7%
Fixed-Income
Securities                          15.2%
Short-Term
Investments &
Other Net Assets                     1.1%

major central banks. This is a favorable environment for short- to medium-term government bonds, which makes the portfolio management team positive for the Fund's fixed income segment going forward. We believe that the Fund's emerging market positions, in particular, will continue to offer attractive return opportunities for the portfolio.

The euro is substantially undervalued versus the U.S. dollar in our opinion. Although our position on the euro has been incorrect in the past, we believe that progress toward European restructuring, reduced U.S. interest rates and a narrowing of the growth gap between the U.S. and Europe should lead to the currency's rebound.

As for TMT stocks, it appears to us that lower interest rates will not erase the impact of the capital markets-induced and Y2K and Internet-led overspending on technology in 1999 and 2000. Although we believe that demand for technology products will eventually return, we are concerned about high inventory levels and our belief that many TMT stocks continue to have high valuations. In many cases, leading stocks in these sectors recently traded at significant premiums relative to past industry cycles. Yet, we may gradually increase our exposure to TMT stocks over the course of the year, as dramatically lower share prices may allow our analysts to identify bargain stocks trading at a discount to future growth prospects.

As always, we will attempt to avoid fashionable but highly priced stocks and concentrate on opportunities in the world's out-of-favor markets and sectors. We will focus our attention on long-term opportunities, rather than speculating on short-term market movements. Patient and disciplined value investing has been Templeton's hallmark for many years, and this philosophy continues to drive our stock selection process.




 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/01

Templeton Asset Strategy Fund - Class 1 delivered a -6.05% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Templeton Asset Strategy Fund - Class 1*
Periods ended 6/30/01
                                                                                          Since
                                                                                        Inception
                                               1-Year        5-Year       10-Year       (8/24/88)
                                               -------       -------      --------      ---------
 Cumulative Total Return                       -8.01%        +56.31%      +219.24%       +275.05%
 Average Annual Total Return                   -8.01%         +9.34%       +12.31%        +10.84%
 Value of $10,000 Investment                   $9,199        $15,631       $31,924        $37,505

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund.


Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.


Templeton Asset Strategy Fund - Class 1







   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

              Past performance does not guarantee future results.

                         TEMPLETON ASSET STRATEGY FUND
                FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
                       SUPPLEMENT DATED AUGUST 15, 2001
                      TO THE PROSPECTUS DATED MAY 1, 2001


       The prospectus is amended by replacing the MANAGEMENT section (page TA-6) with the following:

[GRAPHIC OMITTED]

       MANAGEMENT
       Templeton Investment Counsel, LLC (TIC), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, is the Fund's investment manager.


       Under an agreement with TIC, Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's sub-advisor. A team from Advisers provides TIC with investment management advice and assistance with respect to the Fund's investments in debt securities.


       MANAGEMENT TEAM The team responsible for managing the equity portion of the Fund is:



  Gary Clemons                 Mr. Clemons has managed the equity portion of the Fund since 1995, and has
  EXECUTIVE VICE               been with Franklin Templeton Investments since 1990.
  PRESIDENT, TIC

  Tucker Scott, CFA            Mr. Scott has managed the equity portion of the Fund since 1998,and has
  VICE PRESIDENT, TIC          been with Franklin Templeton Investments since 1996.

  Peter A. Nori, CFA           Mr. Nori has managed the equity portion of the Fund since 1996, and has been
  SENIOR VICE                  with Franklin Templeton Investments since 1987.
  PRESIDENT, TIC

  The Fund pays TIC a fee for managing the Fund's assets. For the fiscal year ended December 31, 2000, the Fund paid 0.60% of its average daily net assets to TIC for its services.


               Please keep this supplement for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Financial Highlights/a/


                                                                  Class 1
                                                      -------------------------------
                                                                          Year Ended
                                                       Six Months Ended  December 31,
                                                         June 30, 2001   ------------
                                                          (unaudited)        2000
                                                      -------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $  19.22          $ 23.37
                                                          --------          -------
Income from investment operations:
 Net investment income/b/ ...........................          .40              .44
 Net realized and unrealized gains (losses) .........        (1.55)            (.45)
                                                          --------          -------
Total from investment operations ....................        (1.15)            (.01)
                                                          --------          -------
Less distributions from:
 Net investment income ..............................         (.26)            (.52)
 Net realized gains .................................        (1.67)           (3.62)
                                                          --------          -------
Total distributions .................................        (1.93)           (4.14)
                                                          --------          -------
Net asset value, end of period ......................     $  16.14          $ 19.22
                                                          ========          =======
Total return/c/ .....................................        (6.05)%            .29%
Ratios/supplemental data
Net assets, end of period (000's) ...................     $556,116         $628,244
Ratios to average net assets:
 Expenses ...........................................          .83%/d/         .81%
 Net investment income ..............................         3.04%/d/        2.20%
Portfolio turnover rate .............................        19.32%           30.32%



                                                                           Class 1
                                                      ------------------------------------------------
                                                                   Year Ended December 31,
                                                      ------------------------------------------------
                                                           1999        1998         1997         1996
                                                      ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................    $ 22.46      $ 22.35      $ 21.08      $ 18.72
                                                         -------      -------      -------      -------
Income from investment operations:
 Net investment income/b/ ...........................        .44          .69          .67          .63
 Net realized and unrealized gains (losses) .........       3.78          .75         2.44         2.76
                                                         -------      -------      -------      -------
Total from investment operations ....................       4.22         1.44         3.11         3.39
                                                         -------      -------      -------      -------
Less distributions from:
 Net investment income ..............................       (.50)        (.66)        (.63)        (.58)
 Net realized gains .................................      (2.81)        (.67)       (1.21)        (.45)
                                                         -------      -------      -------      -------
Total distributions .................................      (3.31)       (1.33)       (1.84)       (1.03)
                                                         -------      -------      -------      -------
Net asset value, end of period ......................    $ 23.37      $ 22.46      $ 22.35      $ 21.08
                                                         =======      =======      =======      =======
Total return/c/ .....................................      22.86%        6.41%       15.52%       18.93%
Ratios/supplemental data
Net assets, end of period (000's) ...................   $671,549     $692,163     $735,568     $556,027
Ratios to average net assets:
 Expenses ...........................................        .74%         .78%         .74%         .64%
 Net investment income ..............................       2.06%        2.88%        3.32%        3.56%
Portfolio turnover rate .............................      45.34%       43.18%       45.27%       57.50%

/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund-Templeton Asset Allocation Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Financial Highlights/a/ (continued)


                                                                                      Class 2
                                                      --------------------------------------------------------------------
                                                       Six Months Ended                Year Ended December 31,
                                                         June 30, 2000   -------------------------------------------------
                                                          (unaudited)        2000       1999        1998        1997/e/
                                                      --------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $ 19.13        $ 23.27     $ 22.38     $ 22.32      $ 20.40
                                                            -------        -------     -------     -------      -------
Income from investment operations:
 Net investment income/b/ ...........................           .38            .37         .36         .63          .16
 Net realized and unrealized gains (losses) .........         (1.55)          (.43)       3.80         .74         1.76
                                                            -------        -------     -------     -------      -------
Total from investment operations ....................         (1.17)          (.06)       4.16        1.37         1.92
                                                            -------        -------     -------     -------      -------
Less distributions from:
 Net investment income ..............................          (.23)          (.46)       (.46)       (.64)          --
 Net realized gains .................................         (1.67)         (3.62)      (2.81)       (.67)          --
                                                            -------         -------    -------     -------      -------
Total distributions .................................         (1.90)         (4.08)      (3.27)      (1.31)          --
                                                            -------         -------    -------     -------      -------
Net asset value, end of period ......................       $ 16.06        $ 19.13     $ 23.27     $ 22.38      $ 22.32
                                                            =======        =======     =======     =======      =======
Total return/c/ .....................................         (6.15)%          .04%      22.54%       6.10%        9.41%
Ratios/supplemental data
Net assets, end of period (000's) ...................       $37,376        $32,346     $20,962     $15,763       $9,665
Ratios to average net asset
 Expenses ...........................................          1.08%/d/       1.07%        .99%       1.03%        1.03%/d/
 Net investment income ..............................          2.86%/d/       1.91%       1.71%       2.61%        1.97%/d/
Portfolio turnover rate .............................         19.32%         30.32%      45.34%      43.18%       45.27%

/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund-Templeton Asset Allocation Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
   Total return is not annualized for periods less than one year.
/d/Annualized
/e/For the period May 1, 1997 (effective date) to December 31, 1997.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Statement of Investments, June 30, 2001 (unaudited)



                                                           COUNTRY          SHARES          VALUE
      ----------------------------------------------------------------------------------------------
      Common Stocks 81.5%
      Aerospace & Defense 1.7%
      BAE Systems PLC .............................    United Kingdom       153,055      $   732,923
      Rolls-Royce PLC .............................    United Kingdom     2,733,657        9,015,309
                                                                                         -----------
                                                                                           9,748,232
                                                                                         -----------
      Air Freight & Couriers 1.0%
      Deutsche Post AG ............................        Germany          382,790        6,059,726
                                                                                         -----------
      Airlines 1.6%
      British Airways PLC .........................    United Kingdom     1,925,900        9,317,211
                                                                                         -----------
      Auto Components 2.0%
      Autoliv Inc. ................................        Sweden           246,900        4,266,432
      Autoliv Inc., SDR ...........................        Sweden           129,000        2,216,098
      Valeo SA ....................................        France           137,950        5,569,280
                                                                                         -----------
                                                                                          12,051,810
                                                                                         -----------
      Automobiles 3.0%
      Fiat SpA ....................................         Italy           236,170        4,618,357
      Ford Motor Co. ..............................     United States       384,598        9,441,881
      General Motors Corp. ........................     United States        42,700        2,747,745
      Volkswagen AG ...............................        Germany           14,430          674,305
                                                                                         -----------
                                                                                          17,482,288
                                                                                         -----------
      Banks 3.6%
      Banca Nazionale del Lavoro SpA ..............         Italy           225,160          705,251
      Canadian Imperial Bank of Commerce ..........        Canada           140,000        4,764,760
      DNB Holding ASA .............................        Norway         2,178,900        9,452,321
      Nordea AB, FDR ..............................        Sweden         1,158,460        6,639,273
                                                                                         -----------
                                                                                          21,561,605
                                                                                         -----------
      Chemicals 2.8%
      Akzo Nobel NV ...............................      Netherlands        178,695        7,563,681
      BASF AG .....................................        Germany          232,000        9,093,264
                                                                                         -----------
                                                                                          16,656,945
                                                                                         -----------
      Commercial Services & Supplies 1.9%
   /a/Ceridian Corp. ..............................     United States       305,700        5,860,269
      Chubb PLC ...................................    United Kingdom     1,581,900        3,698,575
      Kidde PLC ...................................    United Kingdom     1,581,900        1,813,136
                                                                                         -----------
                                                                                          11,371,980
                                                                                         -----------
      Communications Equipment .8%
      Alcatel SA ..................................        France           101,525        2,122,857
      Motorola Inc. ...............................     United States       153,930        2,549,081
                                                                                         -----------
                                                                                           4,671,938
                                                                                         -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                COUNTRY        SHARES            VALUE
     ---------------------------------------------------------------------------------------------------
      Common Stocks (cont.)
      Computers & Peripherals 2.9%
      Compaq Computer Corp. ............................     United States       420,790      $ 6,518,037
      Fujitsu Ltd. .....................................         Japan           251,000        2,636,386
      Hewlett-Packard Co. ..............................     United States       127,500        3,646,500
      NEC Corp. ........................................         Japan           319,000        4,309,774
                                                                                              -----------
                                                                                               17,110,697
                                                                                              -----------
      Construction & Engineering 1.0%
      Kurita Water Industries Ltd. .....................         Japan           432,000        5,943,810
                                                                                              -----------
      Construction Materials .1%
      Hanson PLC .......................................    United Kingdom        96,900          713,402
                                                                                              -----------
      Diversified Financials 5.5%
      ING Groep NV .....................................      Netherlands        181,286       11,847,655
      Nomura Securities Co. Ltd. .......................         Japan           461,600        8,845,606
      Swire Pacific Ltd., A ............................       Hong Kong       2,200,000       11,395,018
      Swire Pacific Ltd., B ............................       Hong Kong         945,000          678,470
                                                                                              -----------
                                                                                               32,766,749
                                                                                              -----------
      Diversified Telecommunication Services 11.1%
      AT&T Corp. .......................................     United States       193,620        4,259,640
      Cable & Wireless PLC .............................    United Kingdom       975,500        5,737,953
      Korea Telecom Corp., ADR .........................      South Korea        319,300        7,018,214
      Nippon Telegraph & Telephone Corp. ...............         Japan             1,152        6,003,849
      Nippon Telegraph & Telephone Corp., ADR ..........         Japan             5,680          151,088
      PT Indosat (Persero) TBK, ADR ....................       Indonesia         370,800        3,318,660
      SBC Communications Inc. ..........................     United States       290,500       11,637,430
      Telecom Corp. of New Zealand Ltd. ................      New Zealand      2,562,970        5,859,109
/a/   Telefonica SA, ADR ...............................         Spain           216,513        8,062,944
      Telefonos de Mexico SA de CV, L, ADR .............        Mexico           212,758        7,465,678
/a/   Worldcom Inc.-MCI Group ..........................     United States        17,840          287,224
/a/   Worldcom Inc.-Worldcom Group .....................     United States       446,000        6,333,200
                                                                                              -----------
                                                                                               66,134,989
                                                                                              -----------
      Electric Utilities 4.3%
      E.ON AG ..........................................        Germany          173,800        9,033,769
      Endesa SA ........................................         Spain           122,000        1,945,770
      Endesa SA, ADR ...................................         Spain            88,000        1,397,440
      Hong Kong Electric Holdings Ltd. .................       Hong Kong       2,131,500        8,198,182
      Iberdrola SA, Br. ................................         Spain            85,000        1,090,140
      Korea Electric Power Corp. .......................      South Korea        215,280        4,005,979
                                                                                              -----------
                                                                                               25,671,280
                                                                                              -----------
      Electrical Equipment 1.4%
      Alstom SA ........................................        France           287,440        7,995,868
                                                                                              -----------
      Food & Drug Retailing 1.8%
      J.Sainsbury PLC ..................................    United Kingdom     1,670,700       10,414,561
                                                                                              -----------
      Food Products 2.5%
/a/   Kraft Foods Inc. .................................     United States       230,200        7,136,200
      Unilever PLC .....................................    United Kingdom       930,650        7,839,836
                                                                                              -----------
                                                                                               14,976,036
                                                                                              -----------
      Health Care Providers & Services 2.6%
      Mayne Nickless Ltd., A ...........................       Australia       1,730,400        5,670,935
/a/   Wellpoint Health Networks Inc. ...................     United States       102,200        9,631,328
                                                                                              -----------
                                                                                               15,302,263
                                                                                              -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                             COUNTRY          SHARES          VALUE
 -----------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Household Durables .5%
Koninklijke Philips Electronics NV ..................      Netherlands        115,767      $ 3,068,447
                                                                                           -----------
Industrial Conglomerates .1%
Alfa SA de CV, A ....................................        Mexico           240,251          330,469
                                                                                           -----------
Insurance 5.6%
Ace Ltd. ............................................        Bermuda           25,200          985,068
Allstate Corp. ......................................     United States        80,000        3,519,200
AXA SA ..............................................        France           316,124        9,005,200
Old Mutual PLC ......................................     South Africa        132,000          302,591
Torchmark Corp. .....................................     United States        90,000        3,618,900
XL Capital Ltd., A ..................................        Bermuda          100,290        8,233,809
Zurich Financial Services AG ........................      Switzerland         21,200        7,230,020
                                                                                           -----------
                                                                                            32,894,788
                                                                                           -----------
Leisure Equipment & Products 1.2%
Mattel Inc. .........................................     United States       377,100        7,134,732
                                                                                           -----------
Machinery 1.6%
Invensys PLC ........................................    United Kingdom     3,015,770        5,725,662
Volvo AB, B .........................................        Sweden           260,000        3,893,306
                                                                                           -----------
                                                                                             9,618,968
                                                                                           -----------
Marine .4%
Peninsular & Oriental Steam Navigation Co. ..........    United Kingdom       580,000        2,169,718
                                                                                           -----------
Media 1.8%
Wolters Kluwer NV ...................................      Netherlands        407,711       10,958,396
                                                                                           -----------
Metals & Mining 3.4%
AngloGold Ltd., ADR .................................     South Africa        229,700        4,113,927
Barrick Gold Corp. ..................................        Canada           419,390        6,383,704
Consol Energy .......................................     United States       250,000        6,325,000
Corus Group PLC .....................................    United Kingdom     3,943,000        3,368,735
                                                                                           -----------
                                                                                            20,191,366
                                                                                           -----------
Multiline Retail .8%
Marks & Spencer PLC .................................    United Kingdom     1,339,010        4,933,770
                                                                                           -----------
Oil & Gas 4.2%
Canadian Natural Resources Ltd. .....................        Canada            64,699        1,918,325
Eni SpA .............................................         Italy           632,755        7,713,454
Husky Energy Inc. ...................................        Canada           549,350        5,871,413
Repsol YPF SA .......................................         Spain            24,000          396,184
Shell Transport & Trading Co. PLC ...................    United Kingdom     1,070,600        8,898,329
                                                                                           -----------
                                                                                            24,797,705
                                                                                           -----------
Paper & Forest Products 2.0%
Stora Enso OYJ, R ...................................        Finland        1,095,500       11,870,614
                                                                                           -----------
Pharmaceuticals 3.6%
Aventis SA ..........................................        France           104,430        8,336,578
Ono Pharmaceutical Co. Ltd. .........................         Japan           247,000        7,842,527
Teva Pharmaceutical Industries Ltd., ADR ............        Israel            83,680        5,213,264
                                                                                           -----------
                                                                                            21,392,369
                                                                                           -----------
Real Estate 1.2%
Cheung Kong Holdings Ltd. ...........................       Hong Kong         652,500        7,110,668
                                                                                           -----------
Road & Rail .8%
Nippon Express Co. Ltd. .............................         Japan         1,054,000        4,757,861
                                                                                           -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                COUNTRY        SHARES              VALUE
      -----------------------------------------------------------------------------------------------------
      Common Stocks (cont.)
      Semiconductor Equipment & Products .9%
      Samsung Electronics Co. Ltd. ......................     South Korea       37,700         $  5,565,859
                                                                                               ------------
/a/   Software 1.2%
      Synopsys Inc. .....................................    United States     148,800            7,200,432
                                                                                               ------------
      Specialty Retail .5%
      Best Denki Co. Ltd. ...............................        Japan         720,000            3,100,032
                                                                                               ------------
      Transportation Infrastructure .1%
      Hong Kong Aircraft Engineering Co. Ltd. ...........      Hong Kong       363,200              642,593
                                                                                               ------------
      Total Common Stocks (Cost $486,213,939)............                                       483,690,177
                                                                                               ------------
      Preferred Stocks 2.2%
      Cia Vale Do Rio Doce, A, ADR, pfd. ................        Brazil        196,500            4,558,800
      Petroleo Brasileiro SA, pfd. ......................        Brazil        360,000            8,415,848
                                                                                               ------------
      Total Preferred Stocks (Cost $12,703,268)..........                                        12,974,648
                                                                                               ------------

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT*
                                                                                             ------------------
      Bonds 15.1%
      Bundesobligation, 3.75%, 8/26/03 .................................       Germany        $ 1,614,000 EUR        1,351,160
      Buoni Poliennali Del Tesoro:
       7.75%, 11/01/06 .................................................        Italy           3,974,190 EUR        3,803,383
       5.50%, 11/01/10 .................................................        Italy           2,300,000 EUR        1,984,440
      Federal Republic of Germany
       3.25%, 2/17/04 ..................................................       Germany          4,937,000 EUR        4,072,825
       5.00%, 8/19/05 ..................................................       Germany          3,268,000 EUR        2,811,608
       6.00%, 7/04/07 ..................................................       Germany          5,242,000 EUR        4,720,050
      FNMA, 6.00%, 5/15/11 .............................................    United States       5,095,000            5,045,629
      Government of Canada
       7.00%, 12/01/06 .................................................        Canada            843,000 CAD          588,172
       6.00%, 6/01/08 ..................................................        Canada          2,212,000 CAD        1,472,140
      Government of France
       6.75%, 10/25/03 .................................................        France          7,717,000 EUR        6,868,585
       4.00%, 10/25/09 .................................................        France         10,047,000 EUR        7,849,498
      Government of Netherlands, 5.75%, 2/15/07 ........................     Netherlands        3,958,000 EUR        3,497,054
      Government of New Zealand, 7.00%, 7/15/09 ........................     New Zealand        2,665,000 NZD        1,103,603
      Government of Spain, 10.15%, 1/31/06 .............................        Spain           2,450,000 EUR        2,520,580
      KFW International Finance Inc., 6.125%, 7/08/02 ..................    United States       5,753,000            5,859,989
      Kingdom of Belgium, 7.50%, 7/29/08 ...............................       Belgium          2,353,000 EUR        2,261,630
      Kingdom of Denmark, 5.00%, 8/15/05 ...............................       Denmark         11,696,000 DKK        1,332,791
      Kingdom of Sweden, 6.00%, 2/09/05 ................................        Sweden          7,200,000 SEK          680,429
      New South Wales Treasury Corp., 6.50%, 5/01/06 ...................      Australia         1,007,000 AUD          518,870
/b/   Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02 ..........        Mexico             62,039               15,510
      Republic of Argentina, 11.75%, 6/15/15 ...........................      Argentina         1,295,000            1,022,403
      Republic of Argentina, L, 6.00%, 3/31/23 .........................      Argentina           145,000               92,227
      Republic of Brazil
       14.50%, 10/15/09 ................................................        Brazil          2,185,000            2,310,091
       11.00%, 8/17/40 .................................................        Brazil          3,265,000            2,430,551
      Republic of Bulgaria, A, FRN, 6.313%, 7/28/24 ....................       Bulgaria         2,845,000            2,268,888
      Republic of Panama, 8.875%, 9/30/27 ..............................        Panama            960,000              874,800
      Republic of Peru, FRN, 4.50%, 3/07/17 ............................         Peru           1,100,000              760,375
      Republic of Turkey, 11.875%, 1/15/30 .............................        Turkey          1,195,000            1,015,750
      Republic of Venezuela, 144A, 9.125%, 6/18/07 .....................      Venezuela         1,640,000            1,459,418
      Republic of Venezuela, Reg S, 9.125%, 6/18/07 ....................      Venezuela           600,000              533,933

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                                        PRINCIPAL
                                                                      COUNTRY            AMOUNT*            VALUE
--------------------------------------------------------------------------------------------------------------------
      Bonds (cont.)
      U.S. Treasury Note
       5.875%, 11/15/04 ........................................     United States     $3,300,000       $  3,414,338
       6.75%, 5/15/05 ..........................................     United States      5,000,000          5,325,395
       5.00%, 2/15/11 ..........................................     United States      1,539,000          1,493,793
      United Kingdom, 7.50%, 12/07/06 ..........................    United Kingdom      2,717,000 GBP      4,177,560
      United Mexican States
       9.875%, 2/01/10 .........................................        Mexico            724,000            800,563
       11.50%, 5/15/26 .........................................        Mexico          2,895,000          3,681,051
                                                                                                        ------------
      Total Bonds (Cost $94,355,380)............................                                          90,019,082
                                                                                                        ------------
      Total Long Term Investments (Cost $593,272,587)...........                                         586,683,907
                                                                                                        ------------


                                                                                        SHARES
                                                                                     ------------
/c/   Short Term Investment 2.4
      Franklin Institutional Fiduciary Money Market Portfolio
      (Cost $14,069,646)........................................     United States     14,069,646         14,069,646
                                                                                                          ----------
      Total Investments (Cost $607,342,233) 101.2%..............                                         600,753,553
      Other Assets, less Liabilities (1.2)% ....................                                          (7,261,638)
                                                                                                         -----------
      Total Net Assets 100.0% ..................................                                        $593,491,915
                                                                                                        ============

Currency Abbreviations:


AUD- Australian Dollar
CAD- Canadian Dollar
DKK- Danish Krone
EUR- European Unit
GBP- British Pound
NZD- New Zealand Dollar
SEK- Swedish Krona




*The principal amount is stated in U.S. dollars unless otherwise indicated. /a/Non-income producing
/b/The Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investments in securities:
   Cost ...............................................    $607,342,233
                                                           ============
   Value ..............................................     600,753,553
 Receivables:
   Investment securities sold .........................      13,715,712
   Capital shares sold ................................         156,064
   Dividends and interest .............................       4,562,702
                                                           ------------
    Total assets ......................................     619,188,031
                                                           ------------
Liabilities:
 Payables:
   Investment securities purchased ....................      24,518,656
   Capital shares redeemed ............................         483,253
   Affiliates .........................................         387,247
   Professional fees ..................................          37,661
   Reports to shareholders ............................         112,993
 Other liabilities ....................................         156,306
                                                           ------------
    Total liabilities .................................      25,696,116
                                                           ------------
     Net assets, at value .............................    $593,491,915
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $  8,319,842
 Net unrealized depreciation ..........................      (6,627,616)
 Accumulated net realized loss ........................      (4,011,761)
 Capital shares .......................................     595,811,450
                                                           ------------
     Net assets, at value .............................    $593,491,915
                                                           ============
Class 1:
 Net assets, at value .................................    $556,116,142
                                                           ============
 Shares outstanding ...................................      34,461,337
                                                           ============
 Net asset value and offering price per share .........    $      16.14
                                                           ============
Class 2:
 Net asset, at value ..................................    $ 37,375,773
                                                           ============
 Shares outstanding ...................................       2,327,789
                                                           ============
 Net asset value and offering price per share .........    $      16.06
                                                           ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
 (net of foreign taxes and fees of $986,498)
 Dividends ................................................................     $   8,361,307
 Interest .................................................................         3,404,551
                                                                                -------------
   Total investment income ................................................        11,765,858
                                                                                -------------
Expenses:
 Management fees (Note 3) .................................................         1,881,202
 Administrative fees (Note 3) .............................................           435,318
 Distribution fees - Class 2 (Note 3) .....................................            43,240
 Transfer agent fees ......................................................            17,687
 Custodian fees ...........................................................           106,234
 Reports to shareholders ..................................................            89,882
 Professional fees ........................................................            23,721
 Trustees' fees and expenses ..............................................             8,426
 Other ....................................................................            25,550
                                                                                -------------
   Total expenses .........................................................         2,631,260
                                                                                -------------
    Net investment income .................................................         9,134,598
                                                                                -------------
Realized and unrealized gains (losses):
 Net realized loss from:
   Investments ............................................................        (1,832,537)
   Foreign currency transactions ..........................................          (146,619)
                                                                                -------------
    Net realized loss .....................................................        (1,979,156)
 Net unrealized depreciation:
   Investments ............................................................       (46,489,161)
   Translation of assets and liabilities denominated in foreign currencies            (92,083)
                                                                                -------------
    Net unrealized depreciation ...........................................       (46,581,244)
                                                                                -------------
Net realized and unrealized loss ..........................................       (48,560,400)
                                                                                -------------
Net decrease in net assets resulting from operations ......................     $ (39,425,802)
                                                                                =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000


                                                                                                   2001              2000
                                                                                             ---------------------------------
 Increase (decrease) in net assets:
  Operations:
   Net investment income .................................................................    $   9,134,598     $   14,959,060
   Net realized gain (loss) from investments and foreign currency transactions ...........       (1,979,156)        68,763,866
   Net unrealized depreciation on investments and translation of assets and liabilities
    denominated in foreign currencies ....................................................      (46,581,244)       (81,357,656)
                                                                                              -------------     --------------
     Net increase (decrease) in net assets resulting from operations .....................      (39,425,802)         2,365,270
  Distributions to shareholders from:
   Net investment income:
     Class 1 .............................................................................       (7,936,811)       (15,153,507)
     Class 2 .............................................................................         (475,131)          (472,676)
   Net realized gains:
     Class 1 .............................................................................      (51,727,082)      (104,057,396)
     Class 2 .............................................................................       (3,403,336)        (3,633,708)
                                                                                              -------------     --------------
  Total distributions to shareholders ....................................................      (63,542,360)      (123,317,287)
  Capital share transactions: (Note 2)
     Class 1 .............................................................................       24,704,861         73,640,758
     Class 2 .............................................................................       11,165,275         15,390,362
                                                                                              -------------     --------------
  Total capital share transactions .......................................................       35,870,136         89,031,120
     Net decrease in net assets ..........................................................      (67,098,026)       (31,920,897)
 Net assets:
  Beginning of period ....................................................................      660,589,941        692,510,838
                                                                                              -------------     --------------
  End of period ..........................................................................    $ 593,491,915     $  660,589,941
                                                                                              =============     ==============
 Undistributed net investment income included in net assets:
  End of period ..........................................................................    $   8,319,842     $    8,243,716
                                                                                              =============     ==============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton Asset Strategy Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 44% of the Fund's shares were sold through one insurance company. The Fund's investment objective is total return.


The following summarizes the Fund's significant accounting policies.


a. Security Valuation


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Foreign Currency Translation


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. Foreign Currency Contracts


When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.


The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.


d. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


f. Accounting Estimates


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


g. Audit Guide


In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to January 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $646,530 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.


The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $284,818, decrease unrealized gains by $134,519, and increase realized gains by $419,337. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.



2. SHARES OF BENEFICIAL INTEREST


The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.


At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)



2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                        Six Months Ended                    Year Ended
                                                         June 30, 2001                   December 31, 2000
                                                   ---------------------------      ----------------------------
                                                     Shares          Amount           Shares           Amount
Class 1 Shares:                                    ---------------------------      ----------------------------
Shares sold ...................................       282,572    $   5,283,717         516,917    $   10,149,459
Shares issued on merger/a/ ....................            --               --       2,830,073        53,573,397
Shares issued in reinvestment of distributions      3,678,415       59,663,893       6,151,475       119,210,903
Shares redeemed ...............................    (2,184,241)     (40,242,749)     (5,549,199)     (109,293,001)
                                                   ----------    -------------      ----------    --------------
Net increase ..................................     1,776,746    $  24,704,861       3,949,266    $   73,640,758
                                                   ==========    =============      ==========    ==============
Class 2 Shares:
Shares sold ...................................       521,309    $   9,544,426         785,706    $   15,358,226
Shares issued on merger/a/ ....................            --               --           2,893            54,613
Shares issued in reinvestment of distributions        240,302        3,878,467         212,594         4,106,384
Shares redeemed ...............................      (124,327)      (2,257,618)       (211,313)       (4,128,861)
                                                   ==========    =============      ==========    ==============
Net increase ..................................       637,284    $  11,165,275         789,880    $   15,390,362
                                                   ==========    =============      ==========    ==============

/a/ On May 1, 2000, the Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Asset Allocation Fund in a tax-free exchange pursuant to a plan of reorganization approved by the TVP - Templeton Asset Allocation Fund's shareholders.


3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


Entity                                                         Affiliation
----------------------------------------------------           ----------------------
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Templeton Investment Counsel LLC (TIC)                         Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
    .65%              First $200 million
   .585%              Over $200 million, up to and including $1.3 billion
    .52%              Over $1.3 billion

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
    .15%              First $200 million
   .135%              Over $200 million, up to and including $700 million
    .10%              Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.


The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)



3. TRANSACTIONS WITH AFFILIATES (cont.)

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


4. INCOME TAXES


At December 31, 2000, the Fund had deferred capital losses and deferred currency losses of $1,937,761 and $78,378, respectively, occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions and bond discounts and premiums.


Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and bond discounts and premiums.


At June 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $607,868,366 was as follows:


  Unrealized appreciation .............  $   95,650,427
  Unrealized depreciation .............    (102,765,366)
                                         --------------
  Net unrealized depreciation .........  $   (7,114,939)
                                         ==============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $128,505,824 and $116,191,016 respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Tax Designation

At December 31, 2000, more than 50% of the Templeton Asset Strategy Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.


The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 31, 2000.


                                    Class 1                      Class 2
                         ----------------------------------------------------------
                          Foreign Tax      Foreign      Foreign Tax      Foreign
                              Paid      Source Income       Paid      Source Income
Country                    Per Share      Per Share      Per Share      Per Share
--------                 ------------   -------------   -----------   -------------
Argentina ..............     0.0000         0.0002         0.0000        0.0002
Australia ..............     0.0000         0.0015         0.0000        0.0014
Bermuda ................     0.0000         0.0062         0.0000        0.0058
Brazil .................     0.0003         0.0017         0.0003        0.0016
Canada .................     0.0008         0.0042         0.0008        0.0040
Chile ..................    -0.0003         0.0004        -0.0003        0.0004
Denmark ................     0.0000         0.0001         0.0000        0.0001
Ecuador ................     0.0000         0.0006         0.0000        0.0006
France .................     0.0027         0.0159         0.0027        0.0150
Germany ................     0.0007         0.0064         0.0007        0.0060
Hong Kong ..............     0.0000         0.0154         0.0000        0.0144
India ..................     0.0000         0.0009         0.0000        0.0009
Indonesia ..............     0.0013         0.0067         0.0013        0.0063
Israel .................     0.0004         0.0011         0.0004        0.0010
Italy ..................     0.0011         0.0071         0.0011        0.0067
Japan ..................     0.0005         0.0026         0.0005        0.0025
Mexico .................     0.0003         0.0043         0.0003        0.0041
Netherlands ............     0.0021         0.0135         0.0021        0.0127
New Zealand ............     0.0017         0.0087         0.0017        0.0081
Panama .................     0.0000         0.0001         0.0000        0.0001
Peru ...................     0.0000         0.0023         0.0000        0.0022
Portugal ...............     0.0004         0.0017         0.0004        0.0016
Singapore ..............    -0.0003         0.0000        -0.0003        0.0000
South Africa ...........     0.0000         0.0030         0.0000        0.0028
South Korea ............     0.0001         0.0004         0.0001        0.0004
Spain ..................     0.0006         0.0038         0.0006        0.0035
Sweden .................     0.0003         0.0033         0.0003        0.0031
Switzerland ............     0.0010         0.0049         0.0010        0.0046
United Kingdom .........     0.0070         0.0787         0.0070        0.0740
Venezuela ..............     0.0000         0.0001         0.0000        0.0001
                            --------       -------        -------       -------
TOTAL ..................    $0.0207        $0.1958        $0.0207       $0.1842
                            =======        =======        =======       =======

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                  TEMPLETON DEVELOPING MARKETS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.
--------------------------------------------------------------------------------
This semiannual report for Templeton Developing Markets Securities Fund covers the period ended June 30, 2001. During the six months under review, many emerging markets experienced slowing economic growth. While foreign direct investment inflows into Hong Kong in 2000 nearly tripled over 1999's, Hong Kong's economic growth is expected to be only 3.0% in 2001, lower than the 4.0% forecast in the budget. South Korea's first quarter gross domestic product
(GDP) growth also slowed, mostly due to falling exports. In Thailand, slowing exports and waning public sector investment contributed to reduced economic growth in the first quarter of 2001. One exception is China. China's economy grew solidly as strong government expenditure made up for a shrinking trade surplus. Foreign direct investment into China rose substantially, and first quarter exports grew considerably higher than forecast, but rapidly rising imports resulted in a lower trade surplus for the period.

During the period, concerns over Argentina's precarious debt position unsettled markets throughout the Latin American region. Argentina's Economy Minister Domingo Cavallo worked to reform the economy. The Argentine peso's peg to the strong U.S. dollar has created significant problems for the country and recently, the country's Lower House approved a plan to peg the peso against the average value of the U.S. dollar and the euro. The Senate has yet to vote on the issue, and some argue that the change would not be implemented until the euro reaches parity with the U.S. dollar. Concerns about the possible repercussions of Argentina's problems on capital flows into Brazil seemed to put pressure on the real and depress Brazilian equity valuations. In Mexico, first quarter GDP grew 1.9% compared with the same quarter in 2000, although it contracted when compared to the previous quarter. This was mainly due to reduced exports resulting from an economic slowdown in the U.S., Mexico's largest trading partner.

While most emerging markets in Latin America and Asia recorded slower growth, the situation in southern and eastern Europe was mixed. According to preliminary figures, Russia's first quarter GDP slowed moderately from its pace in the last quarter of 2000. Hungary's GDP grew slightly in the first quarter of 2001, mainly due to increased

Geographic Distribution
Templeton Developing Markets
Securities Fund
Based on Total Net Assets
6/30/01

[PIE CHART]
Asia                                39.0%
Latin America                       18.6%
Mid-East/Africa                     17.0%
Europe                              13.3%
Short-Term
Investments &
Other Net Assets                    12.1%

       Top 10 Countries
 Templeton Developing Markets
       Securities Fund
           6/30/01
                    % of Total
                    Net Assets
                  ------------
   South Africa         15.5%
   Mexico               11.6%
   Hong Kong             7.3%
   South Korea           7.2%
   Turkey                5.4%
   Brazil                4.9%
   China                 4.6%
   Thailand              4.5%
   Poland                4.3%
   Indonesia             3.1%

consumer spending as a result of higher wages and pensions. In Hungary, the Budapest Stock Exchange tightened regulations for delisting companies, in an attempt to protect minority shareholders. Turkey experienced strong growth in its tourism industry as a result of the Turkish lira's devaluation. Also positive news for Turkey was the International Monetary Fund's (IMF's) decision to grant US$8 billion in new loans. The Turkish government passed the Banking Reform Law and the Telecoms Law, which paves the way for the privatization of Turk Telecom. Both were conditions set by the IMF.

China's Shanghai and Shenzhen B share markets skyrocketed this year when the government opened these previously foreigners-only markets to domestic investors. Local investors rushed in, pushing up the B shares prices and narrowing the huge discounts at which the B shares used to trade during the restricted market. Taking these companies' current and expected future earnings into consideration, we do not believe that these high prices are sustainable. During the six months under review, we initiated positions in China H (Hong Kong-listed Chinese companies) and red chips (Hong Kong companies with significant exposure to China) because we believe they offer better value. Reduced exposure to Brazil and Israel also enabled us to increase the Fund's holdings in Mexico and South Africa.

As of June 30, 2001, the Fund's portfolio was dominated by oil and gas, followed by banking and then telecommunication services. We strove to keep the Fund's assets fully invested and thus, benefited from any price appreciation. We reduced cash levels from 14.6% of the Fund's total net assets on December 31, 2000, to 12.1% on June 30, 2001. During the period, we purchased shares in Telefonos de Mexico and South Korea's Hyundai Motor Company. We reduced our position in Turkish bank Akbank to adjust our portfolio target.

Although growth in many emerging market countries is slowing, it is still expanding at twice the rate of developed countries. We look for stocks that are trading at what we believe to be appealing valuations. With the decline of so many markets, we look with a broader perspective for future prospects. For example, generally when emerging markets' interest rates fall, debt financing is not as burdensome. Furthermore, most countries have embarked on reform efforts, albeit limited. Such important steps as these could provide a further impetus for investors to return.




 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


              Top 10 Holdings
       Templeton Developing Markets
              Securities Fund
                  6/30/01
  Company                        % of Total
  Industry, Country              Net Assets
------------------------------ ------------
   Cemex SA                           5.0%
   Construction Materials,
   Mexico
   Cheung Kong
   Holdings, Ltd.                     3.4%
   Real Estate, Hong Kong
   South African
   Breweries PLC                      3.0%
   Beverages, South Africa
   Telefonos de Mexico SA
   de CV (Telmex), L. ADR             2.4%
   Diversified
   Telecommunication
   Services, Mexico
   Sasol Ltd.                         2.4%
   Oil & Gas, South Africa
   Samsung Electronics
   Co. Ltd.                           2.0%
   Semiconductor
   Equipment & Products,
   South Korea
   Banco Bradesco SA, pfd.            2.0%
   Banks, Brazil
   Citic Pacific Ltd.                 1.5%
   Industrial
   Conglomerates,
   Hong Kong
   Polski Koncern Naftowy
   Orlen SA                           1.5%
   Oil & Gas,
   Poland
   Hyundai Motor Co. Ltd.             1.5%
   Automobiles,
   South Korea

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Templeton Developing Markets Securities
Fund - Class 1






   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.










   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01

Templeton Developing Markets Securities Fund - Class 1 delivered a -1.35% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



          Templeton Developing Markets Securities Fund - Class 1*
                           Periods ended 6/30/01
                                                                  Since
                                                                Inception
                                    1-Year         5-Year       (3/4/96)
                                    -------        -------      ----------
 Cumulative Total Return            -18.95%        -44.23%       -45.35%
 Average Annual Total Return        -18.95%        -11.02%       -10.73%
 Value of $10,000 Investment        $8,105         $5,577        $5,465

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.




               Past performance does not guarantee future results

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Financial Highlights/a/


                                                                           Class 1
                                                               --------------------------------
                                                                                   Year Ended
                                                                Six Months Ended  December 31,
                                                                  June 30, 2001   -------------
                                                                   (unaudited)         2000
                                                               -----------------  -------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................       $ 5.25           $ 7.77
                                                                   --------         --------
Income from investment operations:
 Net investment income/b/ ....................................          .07              .07
 Net realized and unrealized gains (losses) ..................         (.14)           (2.52)
                                                                   --------         --------
Total from investment operations .............................         (.07)           (2.45)
                                                                   --------         --------
Less distributions from:
 Net investment income .......................................         (.05)            (.07)
 Net realized gains ..........................................           --               --
                                                                   --------         --------
Total distributions ..........................................         (.05)            (.07)
                                                                   --------         --------
Net asset value, end of period ...............................       $ 5.13         $   5.25
                                                                   ========         ========
Total return/c/ ..............................................        (1.35)%         (31.76)%
Ratios/supplemental data
Net assets, end of period (000's) ...........................    . $284,177         $301,645
Ratios to average net assets:
 Expenses ....................................................         1.62%/d/         1.56%
 Expenses, excluding waiver and payment by affiliate .........         1.62%/d/         1.56%
 Net investment income .......................................         2.48%/d/         1.13%
Portfolio turnover rate ......................................        28.64%           89.48%



                                                                                        Class 1
                                                                --------------------------------------------------
                                                                                Year Ended December 31,
                                                                --------------------------------------------------
                                                                   1999          1998          1997        1996/e/
                                                                ---------      --------      --------      -------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................   $   5.13      $   6.63      $   9.43      $ 10.00
                                                                 --------      --------      --------      -------
Income from investment operations:
 Net investment income/b/ ....................................        .05           .07           .09          .05
 Net realized and unrealized gains (losses) ..................       2.67         (1.42)        (2.82)        (.62)
                                                                 --------      --------      --------      -------
Total from investment operations .............................       2.72         (1.35)        (2.73)        (.57)
                                                                 --------      --------      --------      -------
Less distributions from:
 Net investment income .......................................       (.08)         (.09)         (.04)          --
 Net realized gains ..........................................         --          (.06)         (.03)          --
                                                                 --------      --------      --------      -------
Total distributions ..........................................       (.08)         (.15)         (.07)          --
                                                                 --------      --------      --------      -------
Net asset value, end of period ...............................   $   7.77      $   5.13      $   6.63      $  9.43
                                                                 ========      ========      ========      =======
Total return/c/ ..............................................      53.84%       (20.94)%      (29.22)%      (5.70)%
Ratios/supplemental data
Net assets, end of period (000's) ............................   $297,605      $180,684      $163,459      $72,245
Ratios to average net assets:
 Expenses ....................................................       1.50%         1.66%         1.58%        1.70%/d/
 Expenses, excluding waiver and payment by affiliate .........       1.50%         1.66%         1.58%        1.78%/d/
 Net investment income .......................................        .82%         1.67%         1.63%        1.52%/d/
Portfolio turnover rate ......................................      60.27%        23.22%        23.82%        9.95%

/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized
/e/For the Period March 4, 1996 (effective date) to December 31, 1996.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Financial Highlights/a/ (continued)


                                                                                       Class 2
                                                      ---------------------------------------------------------------------
                                                      Six Months Ended                 Year Ended December 31,
                                                        June 30, 2001   ---------------------------------------------------
                                                         (unaudited)      2000           1999          1998         1997/e/
                                                      ----------------  -------        -------        -------       -------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........          $  5.22        $  7.74        $  5.12        $  6.62        $ 9.85
                                                         -------        -------        -------        -------        ------
Income from investment operations:
  Net investment income/b/ ....................              .06            .06            .03            .07           .04
  Net realized and unrealized gains ...........             (.13)         (2.53)          2.66          (1.42)        (3.27)
                                                         -------        -------        -------        -------        ------
Total from investment operations ..............             (.07)         (2.47)          2.69          (1.35)        (3.23)
                                                         -------        -------        -------        -------        ------
Less distributions from:
  Net investment income .......................             (.04)          (.05)          (.07)          (.09)           --
  Net realized gains ..........................               --             --             --           (.06)           --
                                                         -------        -------        -------        -------        ------
Total distributions ...........................             (.04)          (.05)          (.07)          (.15)           --
                                                         -------        -------        -------        -------        ------
Net asset value, end of period ................          $  5.11        $  5.22        $  7.74        $  5.12        $ 6.62
                                                         =======        =======        =======        =======        ======
Total return/c/ ...............................            (1.32)%       (32.04)%        53.27%        (21.03)%      (32.79)%

Ratios/supplemental data
Net assets, end of period (000's) .............          $79,999        $56,617        $49,654        $17,287        $9,569
Ratios to average net assets:
  Expenses ....................................             1.87%/d/       1.81%          1.75%          1.91%         1.77%/d/
  Net investment income .......................             2.31%/d/        .88%           .52%          1.44%         1.48%/d/
Portfolio turnover rate .......................            28.64%         89.48%         60.27%         23.22%        23.82%

/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized
/e/For the period May 1, 1997 (effective date) to December 31, 1997.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited)


                                                                             INDUSTRY                       SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments 87.9%
   Argentina 1.9%
   Capex SA, A ..............................................           Electric Utilities                   44,028   $   145,307
/a/Molinos Rio de la Plata SA, B ............................              Food Products                    908,159     1,271,550
   Perez Companc SA, B ......................................                Oil & Gas                      990,151     1,346,740
   Quilmes Industrial SA, ADR, pfd. .........................                Beverages                      100,875     2,118,375
   Telecom Argentina Stet-France Telecom SA, B, ADR ......... Diversified Telecommunication Services        124,250     1,919,663
                                                                                                                      -----------
                                                                                                                        6,801,635
                                                                                                                      -----------
   Austria 2.3%
   Bbag Oesterreichische Brau-Beteiligungs AG ...............                Beverages                       23,780       869,654
   Erste Bank der Oester Sparkassen AG ......................                  Banks                         58,090     2,893,509
   Mayr-Melnhof Karton AG ...................................         Containers & Packaging                 25,444     1,126,087
   OMV AG ...................................................                Oil & Gas                       36,585     3,066,120
/a/Telekom Austria AG ....................................... Diversified Telecommunication Services         65,920       404,582
                                                                                                                      -----------
                                                                                                                        8,359,952
                                                                                                                      -----------
   Brazil 4.9%
   Aracruz Celulose SA, ADR .................................         Paper & Forest Products                 9,520       178,024
   Banco Bradesco SA, pfd. ..................................                  Banks                  1,374,700,126     7,261,893
   Centrais Eletricas Brasileiras SA ........................           Electric Utilities              203,845,000     2,603,779
   Centrais Eletricas Brasileiras SA (Electrobras), B, pfd. .           Electric Utilities              319,288,000     3,760,396
   Companhia Paranaense De Energia-Copel, B, pfd. ...........           Electric Utilities              246,865,000     1,849,216
   Copene-Petroquimica do Nordeste SA, A, pfd. ..............                Chemicals                      564,700       138,271
   Duratex SA, pfd. .........................................            Building Products               74,447,583     1,418,034
   Eletropaulo Metropolitana SA, pfd. .......................           Electric Utilities               15,078,000       472,677
   Embraer-Empresa Brasileira de Aeronautica SA .............           Aerospace & Defense                  35,100       271,438
                                                                                                                      -----------
                                                                                                                       17,953,728
                                                                                                                      -----------

/a/Chile .1%
   Madeco Manufacturera de Cobre SA, ADR ....................             Metals & Mining                    51,230       248,466
                                                                                                                      -----------
   China 4.6%
   Beijing Capital International Airport Co. Ltd. ...........      Transportation Infrastructure            312,000        98,001
   Beijing Datang Power Generation Co. Ltd., H ..............           Electric Utilities                1,984,000       680,419
   China Eastern Airline Corp. Ltd., H ......................                Airlines                    14,432,000     2,275,845
   China Petroleum & Chemical Corp., H ......................                Oil & Gas                   16,622,000     3,324,443
   China Resources Enterprise Ltd. ..........................              Distributors                   1,688,000     2,845,831
   China Shipping Development Co. Ltd., H ...................                 Marine                        408,000        78,463
/a/China Southern Airlines Co. Ltd., H ......................                Airlines                     4,860,000     1,510,981
   PetroChina Co. Ltd., H ...................................                Oil & Gas                   19,742,000     4,100,314
   Sinopec Beijing Yanhua Petrochemical Co. Ltd. ............                Chemicals                    2,040,000       290,311
   Sinopec Shanghai Petrochemical Co. Ltd. ..................                Chemicals                    7,494,000     1,095,291
   Sinopec Zhenhai Refining & Chemical Co. Ltd., H ..........                Oil & Gas                    1,162,000       269,647
   Tsingtao Brewey Co. Ltd., H ..............................                Beverages                      110,000        37,372
   Zhejiang Expressway Co. Ltd., H ..........................     Transportation Infrastructure             988,000       240,670
                                                                                                                      -----------
                                                                                                                       16,847,588
   Colombia .1%                                                                                                       -----------
   Cementos Argos SA ........................................         Construction Materials                177,700       463,969
                                                                                                                      -----------
   Croatia .5%
   Pliva D D, GDR, Reg S ....................................             Pharmaceuticals                   160,200     1,791,036
                                                                                                                      -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)


                                                                             INDUSTRY                      SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments (cont.)
   Czech Republic 1.1%
   CEZ AS ....................................................            Electric Utilities             1,739,805   $ 3,890,706
   Philip Morris CR AS .......................................                 Tobacco                         225        32,982
                                                                                                                     -----------
                                                                                                                       3,923,688
   Egypt 1.3%                                                                                                        -----------
/a/Al Ahram Beverages Co., GDR ...............................                 Beverages                    97,646     1,122,929
   Commercial International Bank Ltd. ........................                   Banks                     246,450     2,190,737
/a/Orascom Telecom ...........................................    Wireless Telecommunication Services       52,827       314,550
   Suez Cement Co. ...........................................          Construction Materials             134,340     1,241,387
                                                                                                                     -----------
                                                                                                                       4,869,603
   Estonia .3%                                                                                                       -----------
   Hansabank Ltd. ............................................                   Banks                     155,850     1,266,144
   Finland .2%                                                                                                       -----------
   Hartwall OYJ, A ...........................................                 Beverages                    38,360       616,023
   Greece .5%                                                                                                        -----------
   Hellenic Telecommunications Organization SA (OTE) .........  Diversified Telecommunication Services     150,080     1,969,270
                                                                                                                     -----------

   Hong Kong 7.3%
   Cheung Kong Holdings Ltd. .................................               Real Estate                 1,130,000    12,314,260
   China Merchants Holdings International Co. Ltd. ...........        Industrial Conglomerates             936,000       708,009
   China Travel International Investment Hong Kong Ltd. ......      Hotels Restaurants & Leisure           720,000       135,694
   Citic Pacific Ltd. ........................................        Industrial Conglomerates           1,744,000     5,399,762
   Cosco Pacific Ltd. ........................................      Transportation Infrastructure        5,038,000     3,326,414
   Dairy Farm International Holdings Ltd. ....................          Food & Drug Retailing            1,561,333     1,092,933
   Hang Lung Development Co. Ltd. ............................               Real Estate                 1,906,000     1,844,934
   HSBC Holdings PLC .........................................                  Banks                       32,009       378,573
   Hutchison Whampoa Ltd. ....................................        Industrial Conglomerates             133,400     1,346,844
   Jiangsu Expressway Co. Ltd. ...............................      Transportation Infrastructure           28,000         6,569
   Swire Pacific Ltd., A .....................................         Diversified Financials               17,000        88,053
                                                                                                                     -----------
                                                                                                                      26,642,045
                                                                                                                     -----------

   Hungary 1.2%
   Egis RT ...................................................              Pharmaceuticals                 10,528       362,089
   Gedeon Richter Ltd. .......................................              Pharmaceuticals                 29,760     1,638,687
   Matav RT ..................................................  Diversified Telecommunication Services     459,200     1,340,031
   MOL Magyar Olaj-Es Gazipari RT ............................                 Oil & Gas                    82,440     1,172,805
                                                                                                                     -----------
                                                                                                                       4,513,612
                                                                                                                     -----------

   India 1.4%
   Bharat Heavy Electricals Ltd. .............................           Electrical Equipment              126,160       473,100
/a/BSES Ltd. .................................................            Electric Utilities                98,800       412,822
   Grasim Industries Ltd. ....................................         Industrial Conglomerates            224,222     1,432,609
   Hindalco Industries Inc. ..................................              Metals & Mining                 15,961       283,118
   Hindustan Petroleum Corp. Ltd. ............................                 Oil & Gas                    94,693       318,260
   Mahanagar Telephone Nigam Ltd. ............................  Diversified Telecommunication Services     273,100       732,969
   NIIT Ltd. .................................................         IT Consulting & Services             34,910       283,050
   Satyam Computers Services Ltd. ............................         IT Consulting & Services             10,900        39,496
   SSI Ltd. ..................................................         IT Consulting & Services             28,400       184,986
   Tata Power Co. Ltd. .......................................            Electric Utilities                30,600        84,599
   Videsh Sanchar Nigam Ltd. .................................  Diversified Telecommunication Services     112,560       764,877
                                                                                                                     -----------
                                                                                                                       5,009,886
                                                                                                                     -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                                                 INDUSTRY                    SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments (cont.)
   Indonesia 3.1%
   PT Gudang Garam TBK ..........................................                 Tobacco                      568,000   $   658,262
   PT Hanjaya Mandala Sampoerna .................................                 Tobacco                      228,500       321,986
/a/PT Indocement Tunggal Prakarsa ...............................         Construction Materials             2,324,500       285,716
/a/PT Indofoods Sukses Makmur TBK ...............................              Food Products                22,443,525     1,674,890
   PT Indosat (Persero) TBK ..................................... Diversified Telecommunication Services     2,129,000     1,897,221
   PT Semen Gresik (Persero) TBK ................................         Construction Materials             1,493,618       806,475
   PT Telekomunikasi Indonesia, TBK, B .......................... Diversified Telecommunication Services    18,738,900     5,264,660
   PT Timah TBK .................................................             Metals & Mining                1,788,500       270,866
                                                                                                                         -----------
                                                                                                                          11,180,076
                                                                                                                         -----------
/a/Israel .1%
   Formula Systems (1985) Ltd. ..................................                 Software                       9,070       193,363
   Makhteshim-Agan Industries Ltd. ..............................                 Chemicals                     68,870       141,043
                                                                                                                         -----------
                                                                                                                             334,406
                                                                                                                         -----------
   Malaysia .5%
   Genting Bhd. .................................................      Hotels Restaurants & Leisure            606,400     1,396,316
   IOI Corp. Bhd. ...............................................              Food Products                   432,000       301,263
                                                                                                                         -----------
                                                                                                                           1,697,579
                                                                                                                         -----------
   Mexico 11.6%
   Alfa SA de CV, A .............................................        Industrial Conglomerates               48,200        66,300
   Cemex SA .....................................................         Construction Materials             3,403,886    18,054,174
/a/DESC SA de CV DESC, B ........................................        Industrial Conglomerates              543,400       236,196
   Grupo Bimbo SA de CV, A ......................................              Food Products                 1,905,000     3,354,058
/a/Grupo Carso SA de CV .........................................        Industrial Conglomerates               98,000       290,091
   Grupo Financiero Banamex Accival SA de CV ....................                  Banks                       937,059     2,418,050
/a/Grupo Financiero BBVA Bancomer SA de CV, O ......... .........                  Banks                     1,773,000     1,753,977
   Grupo Mexico SA de CV, B .....................................             Metals & Mining                  726,800     1,889,080
   Kimberly Clark de Mexico SA de CV, A .........................         Paper & Forest Products            1,794,600     5,294,440
   Telefonos de Mexico SA de CV, L, ADR ......................... Diversified Telecommunication Services       251,130     8,812,152
                                                                                                                         -----------
                                                                                                                          42,168,518
                                                                                                                         -----------
   Pakistan .9%
/a/Hub Power Co. Ltd. ...........................................           Electric Utilities               5,254,000     1,575,789
   Pakistan Telecommunications Corp., A ......................... Diversified Telecommunication Services     5,525,500     1,553,371
                                                                                                                         -----------
                                                                                                                           3,129,160
                                                                                                                         -----------
   Philippines 1.3%
/a/Philippine National Bank .....................................                  Banks                     1,303,761     1,081,805
   San Miguel Corp., B ..........................................                Beverages                   3,896,630     3,530,566
                                                                                                                         -----------
                                                                                                                           4,612,371
                                                                                                                         -----------
   Poland 4.3%
   Bank Rozwoju Eksportu SA .....................................                  Banks                        47,100     1,109,824
   Bank Slaski SA W Katowicach ..................................                  Banks                        36,704     2,434,426
/a/Elektrim SA ..................................................          Electrical Equipment                414,198     2,664,583
/a/Orbis SA .....................................................      Hotels Restaurants & Leisure             74,000       308,141
   Polski Koncern Naftowy Orlen SA ..............................                Oil & Gas                   1,189,716     5,310,040
   Telekomunikacja Polska SA .................................... Diversified Telecommunication Services       879,801     3,850,021
                                                                                                                         -----------
                                                                                                                          15,677,035
                                                                                                                         -----------
   Russia 2.6%
   Lukoil Holdings ..............................................                Oil & Gas                       5,100        60,843
   Lukoil Holdings, ADR .........................................                Oil & Gas                      66,107     3,354,930
   Mosenergo, ADR ...............................................           Electric Utilities                 275,980     1,048,724

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                                             INDUSTRY                        SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments (cont.)
   Russia (cont.)
   Mosenergo, GDR .........................................             Electric Utilities                    23,100      $   89,954
   Rostelecom, ADR ........................................   Diversified Telecommunication Services         350,790       1,841,648
   Rostelecom, pfd. .......................................   Diversified Telecommunication Services         249,000          86,465
/a/Surgutneftegaz .........................................                  Oil & Gas                     2,680,000         681,524
   Tatneft ................................................                  Oil & Gas                       347,620         185,455
/a/Unified Energy Systems .................................             Electric Utilities                16,087,500       1,830,758
/a/Vimpel Communications, ADR .............................     Wireless Telecommunication Services           21,800         357,738
                                                                                                                          ----------
                                                                                                                           9,538,039
                                                                                                                          ---------
   Singapore 2.7%
   Cycle & Carriage Ltd. ..................................              Specialty Retail                    186,606         327,738
   First Capital Corp. Ltd. ...............................                 Real Estate                      224,000         180,724
   Fraser and Neave Ltd. ..................................                  Beverages                       937,100       4,088,883
   Keppel Corp. Ltd. ......................................           Diversified Financials               1,804,600       3,585,429
   Sembcorp Marine Ltd. ...................................                  Machinery                     1,541,000         816,172
   United Industrial Corp. Ltd. ...........................                 Real Estate                    1,595,000         744,100
                                                                                                                          ----------
                                                                                                                           9,743,046
                                                                                                                          ----------
/a/Slovak Republic .1%
   Slovnaft AS ............................................                  Oil & Gas                        37,410         421,239
                                                                                                                          ----------
   South Africa 15.5%
   African Bank Investments Ltd. ..........................           Diversified Financials               1,082,900       1,229,133
   Anglo American PLC .....................................               Metals & Mining                    355,548       5,274,957
   Astral Foods Ltd. ......................................            Food & Drug Retailing                 115,660         162,842
   Barloworld Ltd. ........................................          Industrial Conglomerates                690,300       5,120,691
/a/Comparex Holdings Ltd. .................................          IT Consulting & Services                121,100         168,249
   Firstrand Ltd. .........................................                    Banks                       1,240,000       1,325,924
   Imperial Holdings Ltd. .................................              Specialty Retail                    154,177       1,290,960
   Iscor Ltd. .............................................               Metals & Mining                    806,784       2,902,317
   Kersaf Investments Ltd. ................................        Hotels Restaurants & Leisure              289,767       1,294,020
   Liberty Group Ltd. .....................................                  Insurance                       269,262       1,940,621
   Nedcor Ltd. ............................................                    Banks                          37,914         738,395
   Old Mutual PLC .........................................                  Insurance                     1,734,610       3,976,337
   Palabora Mining Co. Ltd. ...............................               Metals & Mining                     84,500         387,836
   Remgro Ltd. ............................................          Industrial Conglomerates                464,470       3,330,236
   Reunert Ltd. ...........................................     Electronic Equipment & Instruments           261,000         582,777
   Sanlam Ltd. ............................................                  Insurance                     1,667,900       2,275,895
   Sappi Ltd. .............................................           Paper & Forest Products                  9,355          82,277
   Sasol Ltd. .............................................                  Oil & Gas                       950,200       8,675,257
   South African Breweries PLC ............................                  Beverages                     1,443,324      10,921,523
   Tiger Brands Ltd. ......................................                Food Products                     462,638       3,592,569
   Tongaat-Hulett Group Ltd. ..............................                Food Products                     231,195       1,218,869
   Venfin Ltd. ............................................     Wireless Telecommunication Services           63,377         145,050
                                                                                                                          ----------
                                                                                                                          56,636,735
                                                                                                                          ----------
   South Korea 7.2%
   Cheil Jedang Corp. .....................................                Food Products                      47,450       1,561,599
   Good Morning Securities Co. ............................           Diversified Financials                  30,000         118,800
   Hyundai Motor Co. Ltd. .................................                 Automobiles                      243,900       5,307,474
   Kookmin Bank ...........................................                    Banks                          17,480         234,545
   Korea Electric Power Corp. .............................             Electric Utilities                    95,039       1,768,507
   Korea Telecom Corp., ADR ...............................   Diversified Telecommunication Services          12,808         281,520
   Samsung Corp. ..........................................      Trading Companies & Distributors             54,120         312,111

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                                                                         SHARES/
                                                                                                        WARRANTS/
                                                                         INDUSTRY                        RIGHTS            VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Long Term Investments (cont.)
     South Korea (cont.)
     Samsung Electro-Mechanics Co. .......................  Electronic Equipment & Instruments                9,610     $   345,088
     Samsung Electronics Co. Ltd. ........................  Semiconductor Equipment & Products               50,066       7,391,520
  /a/Samsung Heavy Industries Co. Ltd. ...................               Machinery                        1,085,207       4,589,495
     Samsung SDI Co. Ltd. ................................  Electronic Equipment & Instruments               19,546         942,356
     Samsung Securities Co. Ltd. .........................        Diversified Financials                     36,370       1,034,748
     SK Corp. ............................................               Oil & Gas                          186,840       2,363,336
                                                                                                                         ----------
                                                                                                                         26,251,099
                                                                                                                         ----------

     Taiwan .3%
     Accton Technology Corp. .............................       Communications Equipment                    56,600          67,894
     China Motor Co. Ltd .................................              Automobiles                         272,335         185,090
     Procomp Informatics Co. Ltd. ........................               Machinery                            4,000           7,900
  /a/Ritek Corp. .........................................        Computers & Peripherals                   187,000         404,633
     Siliconware Precision Industries Co. Ltd. ...........  Semiconductor Equipment & Products              432,000         244,670
     Taiwan Semiconductor Manufacturing Co. ..............  Semiconductor Equipment & Products               64,400         119,710
  /a/United Microelectronics Corp. .......................  Semiconductor Equipment & Products              125,000         165,916
                                                                                                                         ----------
                                                                                                                          1,195,813
                                                                                                                         ----------

     Thailand 4.5%
/a,b/American Standard Sanitaryware Public Co. Ltd., fgn .             Building Products                     24,500          68,176
  /a/Bangkok Bank Public Co. Ltd. ........................                   Banks                           28,287          23,739
  /a/Bangkok Bank Public Co. Ltd., fgn. ..................                   Banks                        1,608,200       1,633,772
     Electricity Generating Public Co. Ltd., fgn. ........            Electric Utilities                    238,400         205,336
  /a/Land and House Public Co. Ltd., fgn. ................            Household Durables                    530,826         322,388
  /a/Land and House Public Co. Ltd., wts., 5/10/08 .......            Household Durables                    265,413           8,792
     PTT Exploration & Production Public Co. Ltd., fgn. ..                 Oil & Gas                        738,300       2,038,152
  /a/Shin Corporation Public Co. Ltd., fgn. ..............    Wireless Telecommunication Services           570,700       2,167,853
  /a/Siam Cement Public Co. Ltd. .........................          Construction Materials                   45,850         431,363
  /a/Siam Cement Public Co. Ltd., fgn. ...................          Construction Materials                  184,360       1,995,062
  /a/Siam Commercial Bank, 5.25%, cvt. pfd., fgn. ........                   Banks                        5,464,100       2,413,472
     Siam Makro Public Co. Ltd., fgn. ....................             Multiline Retail                     312,900         348,972
  /a/Telecomasia Corp. Public Co. Ltd., fgn. .............  Diversified Telecommunication Services          463,400         191,889
  /a/Telecomasia Corp. Public Co. Ltd., purch. rts. ......  Diversified Telecommunication Services          344,616              --
  /a/Thai Airways International Public Co. Ltd., fgn. ....                 Airlines                         470,200         290,760
  /a/Thai Farmers Bank Public Co. Ltd. ...................                   Banks                          362,716         160,210
  /a/Thai Farmers Bank Public Co. Ltd., fgn. .............                   Banks                        4,917,250       2,171,930
  /a/Total Access Communication Public Co. Ltd. ..........  Diversified Telecommunication Services          638,300       1,436,175
  /a/United Communications Industries, fgn. ..............         Communications Equipment                 464,200         302,427
                                                                                                                         ----------
                                                                                                                         16,210,468
                                                                                                                         ----------

     Turkey 5.4%
     Akbank ..............................................                     Banks                  1,135,210,328       4,703,660
     Anadolu Efes Biracilik ve Malt Sanayii AS ...........                   Beverages                      770,000          29,450
     Arcelik AS, Br. .....................................               Household Durables             229,356,000       1,873,226
  /a/Haci Omer Sabanci Holding AS ........................             Diversified Financials           305,963,992       1,243,360
     KOC Holding AS ......................................            Diversified Financials             90,934,664       2,354,882
     Tupras-Turkiye Petrol Rafineleri AS .................                   Oil & Gas                  180,980,000       4,614,629
  /a/Turkcell Iletisim Hizmetleri AS .....................     Wireless Telecommunication Services      174,371,465       2,014,650
  /a/Yapi ve Kredi Bankasi AS ............................                     Banks                    909,345,000       2,828,404
                                                                                                                         -----------
                                                                                                                          19,662,261
                                                                                                                         -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                                                     INDUSTRY                  SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
United Kingdom .1%
Bhp Billiton ...................................................              Metals & Mining                   42,000  $    203,191
Venezuela                                                                                                               ------------
Compania Anonima Nacional Telefonos de Venezuela, ADR ..........
Total Long Term Investments (Cost $365,536,821).................   Diversified Telecommunication Services        7,560       177,206
                                                                                                                        ------------
                                                                                                                         320,114,887
                                                                                                                        ------------

                                                                                                           PRINCIPAL
                                                                                                             AMOUNT
                                                                                                           ---------
Short Term Investments 10.7%
U.S. Treasury Bills, 3.350% - 3.495%, 8/09/01-09/20/01 (Cost $38,984,111)                                  $39,257,000    38,987,292
                                                                                                                        ------------
Total Investments (Cost $404,520,932) 98.6%............. .................................................               359,102,179
Other Assets, less Liabilities 1.4% ......................................................................                 5,073,281
                                                                                                                        ------------
Total Net Assets 100.0% ..................................................................................              $364,175,460
                                                                                                                        ============

/a/Non-income producing
/b/See note 6 regarding resticted securities


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)



Assets:
  Investments in securities:
    Cost ..........................................................   $  404,520,932
                                                                      ==============
    Value .........................................................      359,102,179
  Receivables:
    Investment securities sold ....................................       10,539,529
    Capital shares sold ...........................................          158,306
    Dividends and interest ........................................        1,660,596
                                                                      --------------
      Total assets ................................................      371,460,610
                                                                      --------------
Liabilities:
  Payables:
    Investment securities purchased ...............................        4,176,489
    Capital shares redeemed .......................................        2,401,621
    Affiliates ....................................................          431,634
    Professional fees .............................................           20,693
    Reports to shareholders .......................................           70,306
  Other liabilities ...............................................          184,407
                                                                      --------------
    Total liabilities ................................ ...........         7,285,150
                                                                      --------------
      Net assets, at value ........................................   $  364,175,460
                                                                      ==============
Net assets consist of:
  Undistributed net investment income .............................   $    4,207,420
  Net unrealized depreciation .....................................      (45,418,753)
  Accumulated net realized loss ...................................     (168,073,306)
  Capital shares ..................................................      573,460,099
                                                                      --------------
      Net assets, at value ........................................   $  364,175,460
                                                                      ==============
Class 1:
  Net asset, at value .............................................   $  284,176,901
                                                                      ==============
  Shares outstanding ..............................................       55,380,934
                                                                      ==============
  Net asset value and offering price per share ....................   $         5.13
                                                                      ==============
Class 2:
  Net asset, at value .............................................   $   79,998,559
                                                                      ==============
  Shares outstanding ..............................................       15,649,285
                                                                      ==============
  Net asset value and offering price per share ....................   $         5.11
                                                                      ==============


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2001 (unaudited)



Investment income:
  (net of foreign taxes and fees of $533,733)
  Dividends .................................................       $  6,805,954
  Interest ..................................................            504,259
                                                                    ------------
    Total investment income .................................          7,310,213
                                                                    ------------
Expenses:
  Management fees (Note 3) ..................................          2,235,139
  Administrative fees (Note 3) ..............................            256,267
  Distribution fees - Class 2 (Note 3) ......................             78,677
  Transfer agent fees .......................................              3,863
  Custodian fees ............................................            239,958
  Reports to shareholders ...................................             78,038
  Professional fees .........................................             18,772
  Trustees' fees and expenses ...............................                871
  Other .....................................................             20,498
                                                                    ------------
    Total expenses ..........................................          2,932,083
                                                                    ------------
        Net investment income ..................................       4,378,130
                                                                    ------------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments .............................................        (20,525,931)
    Foreign currency transactions ...........................           (145,663)
                                                                    ------------
        Net realized loss ...................................        (20,671,594)
  Net unrealized appreciation on investments ................         14,419,596
                                                                    ------------
Net realized and unrealized loss ............................         (6,251,998)
                                                                    ------------
Net decrease in net assets resulting from operations ........       $ (1,873,868)
                                                                    ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000


                                                                             Six Months Ended        Year Ended
                                                                               June 30, 2001      December 31, 2000
                                                                             ----------------     -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .................................................    $  4,378,130         $   4,265,539
    Net realized loss from investments and foreign currency transactions ..     (20,671,594)           (6,111,652)
    Net unrealized appreciation (depreciation) on investments .............      14,419,596          (139,588,759)
                                                                               ------------         -------------
        Net decrease in net assets resulting from operations ..............      (1,873,868)         (141,434,872)
  Distributions to shareholders from:
    Net investment income:
      Class 1 .............................................................      (2,724,470)           (2,663,593)
      Class 2 .............................................................        (485,657)             (412,198)
                                                                               ------------         -------------
 Total distributions to shareholders ......................................      (3,210,127)           (3,075,791)
 Capital Share transactions: (Note 2)
    Class 1 ...............................................................     (11,222,118)          127,281,175
    Class 2 ...............................................................      22,219,617            28,232,838
                                                                               ------------         -------------
 Total capital share transactions .........................................      10,997,499           155,514,013
       Net increase in net assets .........................................       5,913,504            11,003,350
Net Assets:
  Beginning of period .....................................................     358,261,956           347,258,606
                                                                               ------------         -------------
  End of period ...........................................................    $364,175,460         $ 358,261,956
                                                                               ============         =============
Undistributed net investment income included in net assets:
  End of period ...........................................................    $  4,207,420         $   3,039,417
                                                                               =============        =============

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 43% of the Fund's shares were sold through one insurance company. The Funds investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                           Six Months Ended                     Year Ended
                                                             June 30, 2001                   December 31, 2000
                                                      ----------------------------      ----------------------------
                                                        Shares           Amount           Shares           Amount
Class 1 Shares:                                       ----------     -------------      ----------     -------------
Shares sold .....................................     16,204,953     $  84,349,290      10,455,914     $  63,455,322
Shares issued on merger/a/ ......................             --                --      23,685,284       153,007,317
Shares issued in reinvestment of distributions ..        523,937         2,724,471         385,260         2,663,593
Shares redeemed .................................    (18,802,165)      (98,295,879)    (15,371,210)      (91,845,057)
                                                      ----------     -------------      ----------     -------------
Net increase (decrease) .........................     (2,073,275)    $ (11,222,118)     19,155,248     $ 127,281,175
                                                      ==========     =============      ==========     =============
Class 2 Shares:
Shares sold .....................................     70,447,416     $ 358,052,067      37,559,277     $ 226,123,611
Shares issued on merger/a/ ......................             --                --          66,980           431,354
Shares issued in reinvestment of distributions ..         93,937           485,657          59,774           412,198
Shares redeemed .................................    (65,728,233)     (336,318,107)    (33,265,941)     (198,734,325)
                                                      ----------     -------------      ----------     -------------
Net increase ....................................      4,813,120     $  22,219,617       4,420,090     $  28,232,838
                                                      ==========     =============      ==========     =============

/a/On May 1, 2000, the Fund acquired the net assets of the Templeton Variable
   Products Series Fund (TVP) - Templeton Developing Markets Fund in a tax free exchange pursuant to a plan of reorganization approved by the TVP - Templeton Developing Markets Fund's shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


          Entity                                                        Affiliation
          ------------------------------------------------------------------------------------
          Franklin Templeton Services, LLC (FT Services)                Administrative manager
          Templeton Asset Management Ltd. (TAML)                        Investment manager
          Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
          Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Templeton Developing Markets Securities Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the fund.

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:


          Annualized Fee Rate     Daily Net Assets
          --------------------------------------------------------------------------
                 .15%            First $200 million
                 .135%           Over $200 million, up to and including $700 million
                 .10%            Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2000, the Fund had tax basis capital losses of $128,917,954, including $67,575,504 from the merged TVP-Templeton Developing Markets Fund, which may be carried over to offset future capital gains, subject to certain limitations. Such losses expire as follows:



             Capital loss carryover expiring in:
             2005 .......................................  $ 16,027,765
             2006 .......................................    63,025,428
             2007 .......................................    49,864,761
                                                           ------------
                                                           $128,917,954
                                                           ============

At December 31, 2001, the Fund had deferred capital losses and deferred currency losses of $8,755,988 and $142,073, respectively, occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and passive foreign investment company shares.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES (cont.)

At June 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $412,249,904 was as follows:


          Unrealized appreciation......................   $ 32,130,222
          Unrealized depreciation .....................    (85,277,947)
                                                          ------------
          Net unrealized depreciation .................   $(53,147,725)
                                                          ============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $115,909,898 and $95,541,083 respectively.

6. RESTRICTED SECURITIES

The FTVPT Templeton Developing Markets Securities Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2001 are as follows:

                                                                                            Acquisition
         Shares     Issuer                                                                      Date        Cost       Value
         ------   ------------------------------------------------------------------------  -----------   --------    -------
         24,500   American Standard Sanitaryware Public Co. Ltd., fgn (.02% of Net Assets)    11/11/94    $392,833    $68,176
                                                                                                                      =======

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Tax Designation

At December 31, 2000, more than 50% of the Templeton Developing Markets Securities Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the funds as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 31, 2000.

                                                                        Class 1                      Class 2
                                                              ---------------------------- ----------------------------
                                                              Foreign Tax      Foreign      Foreign Tax      Foreign
                                                                  Paid      Source Income       Paid      Source Income
Country                                                        Per Share      Per Share      Per Share      Per Share
-------                                                       -----------   -------------   -----------   -------------
Argentina ..................................................     0.0000         0.0015         0.0000         0.0013
Austria ....................................................     0.0004         0.0012         0.0004         0.0011
Brazil .....................................................     0.0026         0.0214         0.0026         0.0184
China ......................................................     0.0000         0.0001         0.0000         0.0001
Colombia ...................................................     0.0000         0.0002         0.0000         0.0002
Egypt ......................................................     0.0000         0.0007         0.0000         0.0006
Estonia ....................................................     0.0001         0.0002         0.0001         0.0002
Greece .....................................................     0.0000         0.0003         0.0000         0.0003
Hong Kong ..................................................     0.0000         0.0025         0.0000         0.0022
Hungary ....................................................     0.0006         0.0014         0.0006         0.0013
India ......................................................     0.0000         0.0003         0.0000         0.0002
Indonesia ..................................................     0.0010         0.0030         0.0010         0.0026
Israel .....................................................     0.0004         0.0010         0.0004         0.0008
Malaysia ...................................................     0.0003         0.0004         0.0003         0.0004
Mexico .....................................................     0.0002         0.0051         0.0002         0.0045
Pakistan ...................................................     0.0005         0.0015         0.0005         0.0013
Peru .......................................................     0.0000         0.0001         0.0000         0.0001
Philippines ................................................     0.0002         0.0003         0.0002         0.0003
Poland .....................................................     0.0004         0.0013         0.0004         0.0012
Russia .....................................................     0.0000         0.0002         0.0000         0.0002
Singapore ..................................................     0.0026         0.0049         0.0026         0.0044
South Africa ...............................................     0.0001         0.0082         0.0001         0.0072
South Korea ................................................     0.0004         0.0011         0.0004         0.0010
Taiwan .....................................................     0.0002         0.0002         0.0002         0.0002
Thailand ...................................................     0.0006         0.0027         0.0006         0.0024
Turkey .....................................................     0.0000         0.0006         0.0000         0.0006
United Kingdom .............................................     0.0001         0.0005         0.0001         0.0005
Venezuela ..................................................     0.0000         0.0006         0.0000         0.0006
                                                                ---------   -------------   -----------   -------------
TOTAL ......................................................    $0.0107        $0.0615        $0.0107        $0.0542
                                                              ===========   =============   ===========   =============

                                         TEMPLETON GLOBAL INCOME SECURITIES FUND



--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund may also invest in lower-rated "junk bonds."
--------------------------------------------------------------------------------
During the six months ended June 30, 2001, the U.S. economic slowdown also seemed to diminish European, Asian and Latin American growth. In response to this global slowdown, many central banks worldwide began lowering interest rates in an attempt to pump some life into their countries' economies. The U.S. Federal Reserve Board (the Fed) was the most aggressive in terms of easing monetary policy and reduced the federal funds target rate by 275 basis points (2.75%) since January 2001. The U.S. Treasury yield curve steepened as short-term interest rates fell while medium- and long-term rates rose slightly.

Because of persistently high inflation, the European Central Bank (ECB) was the least aggressive and reduced its key minimum bid rate only once by 25 basis points (0.25%). The Euroland (the 12 countries comprising the European Monetary Union) yield curve also steepened as short-term interest rates fell. However, long-term interest rates rose, mostly because inflation there remained well above the ECB's 2.0% target. The Bank of England reduced rates by 75 basis points (0.75%). The British gilt yield curve shifted from an inverted position upward with a flattening twist, as short-term interest rates declined, while medium- and long-term interest rates rose. The Bank of Japan reduced its discount rate by 25 basis points (0.25%) to near zero. The Japanese government bond yield curve experienced a parallel downward shift mostly because of continued sluggish growth and deflation.

As a result of lower interest rates and steeper yield curves, global bond markets generated positive returns in local currency terms during the six months under review. The J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, rose 1.71% in local currency terms./1/ However, the index fell 4.96% in

1. Source: J.P. Morgan Securities Inc. The JPM GGBI tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.

Geographic Distribution
Templeton Global Income Securities Fund
Based on Total Net Assets
6/30/01

[PIE CHART]

Europe                              62.3%
North America                       21.1%
Latin America                       10.0%
Asia                                 2.3%
Australia/New
Zealand                              2.2%
Short-Term
Investments &
Other Net Assets                     2.1%


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.


                                                                          TGI-1

U.S. dollar terms because most major currencies depreciated relative to the U.S. dollar during the reporting period. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 1.77% return for the period./2/

Emerging market bonds delivered positive returns during the six-month period as yield spreads narrowed while the Fed lowered interest rates. Consequently, the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) rose 5.52%./3/ Historically, emerging market bonds typically perform well when the Fed reduces U.S. interest rates because emerging market bond yields become relatively more attractive and investor demand increases for these bonds.

During the period under review, Templeton Global Income Securities Fund attempted to maximize its return by allocating approximately 85%-90% of its assets to intermediate- and long-term global investment-grade bonds and approximately 10%-15% of its assets to the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed that this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. Our allocation to emerging markets added positively to the Fund's performance for the period, as emerging market country bonds outperformed higher-quality industrial market bonds.

The Fund's overall allocation changed slightly during the six-month period. On June 30, 2001, the Fund had 21.1% of total net assets in North America, down slightly from 21.4% at the beginning of the period, principally due to a smaller U.S. position. Our overall European exposure increased from 51.7% to 62.3% during the period. Our Euroland allocation rose as our position in France grew from 3.2% to 17.6%. On the other hand, our non-Euroland allocation decreased, with our U.K. and Denmark positions declining, from 6.5% and 4.6%, to 4.8% and 1.5%. Elsewhere, we eliminated our exposure to Argentina because of default risk, and increased our exposure to Mexico and Venezuela given their relatively stronger debt repayment capacity.


2. Source: J.P. Morgan Securities Inc. The J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. As of 6/30/01, the index included 100 issues with a market value of US$1,539 billion.
3. Source: J.P. Morgan Securities Inc. The JPM EMBI+ tracks total returns for external-currency-denominated debt instruments (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) of the emerging markets covering 17 countries.


TGI-2

Looking forward, we believe slower global economic growth and slightly lower inflation worldwide will likely encourage further monetary policy easing by major central banks. This is a favorable environment for short- to medium-term government bonds, which makes the portfolio management team positive for the Fund's outlook going forward. We believe that the Fund's emerging market positions, in particular, will continue to offer attractive income returns for the portfolio.


This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                          TGI-3

Templeton Global Income Securities Fund - Class 1


Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01

Templeton Global Income Securities Fund - Class 1 delivered a -4.39% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Global Income Securities Fund - Class 1
 Periods ended 6/30/01

                                                                       Since
                                                                     Inception
                                     1-Year    5-Year    10-Year     (1/24/89)
                                     ------   --------   -------    ----------
 Cumulative Total Return             -0.41%    +11.64%   +56.21%      +93.06%
 Average Annual Total Return         -0.41%     +2.23%    +4.56%       +5.43%

Ongoing bond market volatility can dramatically change the Fund's short-term performance; current results may differ.

Past performance does not guarantee future results.

TGI-4

                     TEMPLETON GLOBAL INCOME SECURITIES FUND

             (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                        SUPPLEMENT DATED AUGUST 15, 2001

                       TO THE PROSPECTUS DATED MAY 1, 2001


The prospectus is amended by replacing the MANAGEMENT section (page TGI-5) with the following:

[INSERT OMITTED]

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager. A team from Advisers is responsible for the Fund's management.

The Fund pays Advisers a fee for managing the Fund's assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2000, the Fund paid 0.63% of its average daily net assets to Advisers for its services.


                Please keep this supplement for future reference.

                                                                          TGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights

                                                                                           Class 1
                                                        --------------------------------------------------------------------------
                                                          Six Months Ended                     Year Ended December 31,
                                                           June 30, 2001    ------------------------------------------------------
                                                            (unaudited)       2000       1999        1998        1997       1996
                                                         -----------------  -------     -------    --------    --------   --------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................       $ 11.53       $ 11.07     $ 12.87    $  12.97    $  13.61   $  13.46
                                                              -------       -------     -------    --------    --------   --------
Income from investment operations:
  Net investment income/a/ ............................           .32           .68         .68        1.07        1.05       1.02
  Net realized and unrealized gains (losses) ..........          (.82)         (.20)      (1.42)       (.19)       (.73)       .17
                                                              -------       -------     -------    --------    --------   --------
Total from investment operations ......................          (.50)          .48        (.74)        .88         .32       1.19
                                                              -------       -------     -------    --------    --------   --------
Less distributions from net investment income .........          (.41)         (.02)      (1.06)       (.98)       (.96)     (1.04)
                                                              -------       -------     -------    --------    ---------  --------
Net asset value, end of period ........................        $10.62       $ 11.53     $ 11.07    $  12.87    $  12.97   $  13.61
                                                              =======       =======     =======    ========    ========   ========

Total return/b/ .......................................         (4.39)%        4.32%      (5.79)%      7.08%       2.55%      9.56%

Ratios/supplemental data
Net assets, end of period (000's) .....................       $69,670       $81,171     $90,537    $150,941    $185,016   $221,722
Ratios to average net assets:
  Expenses ............................................           .79%/c/       .72%        .65%        .63%        .62%       .61%
  Net investment income ...............................          5.76%/c/      6.22%       5.65%       6.86%       7.03%      7.30%
Portfolio turnover rate ...............................         60.94%        40.43%      80.76%      84.17%     181.61%    140.96%



/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

TGI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

                                                                              Class 2
                                                          ----------------------------------------------
                                                           Six Months Ended      Year Ended December 31,
                                                             June 30, 2001       -----------------------
                                                              (unaudited)         2000         1999/d/
                                                          -----------------      ------        -------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $11.48           $11.04        $12.93
                                                                ------           ------        ------
Income from investment operations:
  Net investment income/a/ ............................            .31              .65           .60
  Net realized and unrealized losses ..................           (.82)            (.19)        (1.44)
                                                                ------           ------        ------
Total from investment operations ......................           (.51)             .46          (.84)
                                                                ------           ------        ------
Less distributions from net investment income .........           (.39)            (.02)        (1.05)
                                                                ------           ------        ------
Net asset value, end of period ........................         $10.58           $11.48        $11.04
                                                                ======           ======        ======
Total return/b/ .......................................          (4.53)%           4.14%        (6.53)%

Ratios/supplemental data
Net assets, end of period (000's) .....................         $1,054           $1,237        $  443
Ratios to average net assets:
  Expenses ............................................           1.04%/c/          .97%          .91%/c/
  Net investment income ...............................           5.49%/c/         5.94%         5.36%/c/
Portfolio turnover rate ...............................          60.94%           40.43%        80.76%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.




                       See notes to financial statements.

                                                                          TGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited)

                                                               PRINCIPAL
                                                                AMOUNT*              VALUE
---------------------------------------------------------------------------------------------
Long Term Investments 97.9%
Australia 1.0%
New South Wales Treasury Corp., 6.50%, 5/01/06 ............   $1,362,000 AUD      $   701,789
                                                                                  -----------
Belgium 2.4%
Kingdom of Belgium, 7.50%, 7/29/08 ........................    1,731,000 EUR        1,663,783
                                                                                  -----------
Brazil 2.5%
Republic of Brazil:
  14.50%, 10/15/09 ........................................      810,000              856,373
  11.00%, 8/17/40 .........................................    1,180,000              878,423
                                                                                  -----------
                                                                                    1,734,796
                                                                                  -----------
Bulgaria 4.1%
Republic of Bulgaria, FRN, 6.313%, 7/28/11 ................    3,580,000            2,864,000
                                                                                  -----------
Canada 2.3%
Government of Canada:
  8.75%, 12/01/05 .........................................      845,000 CAD          623,338
  7.00%, 12/01/06 .........................................    1,478,000 CAD        1,031,221
                                                                                  -----------
                                                                                    1,654,559
                                                                                  -----------
Denmark 1.5%
Kingdom of Denmark, 5.00%, 8/15/05 ........................    9,295,000 DKK        1,059,190
                                                                                  -----------
France 17.6%
Government of France:
  6.75%, 10/25/03 .........................................    4,389,000 EUR        3,906,469
  4.00%, 10/25/09 .........................................    0,898,000 EUR        8,514,365
                                                                                  -----------
                                                                                   12,420,834
                                                                                  -----------
Germany 15.8%
Bundesobligation, 3.75%, 8/26/03 ..........................      974,000 EUR          815,384
Federal Republic of Germany:
  3.25%, 2/17/04 ..........................................    4,257,000 EUR        3,511,853
  6.00%, 7/04/07 ..........................................    5,010,000 EUR        4,511,150
  Series 136, 5.00%, 8/19/05 ..............................    2,698,000 EUR        2,321,211
                                                                                  -----------
                                                                                   11,159,598
                                                                                  -----------
Italy 6.4%
Buoni Poliennali Del Tesoro:
  7.75%, 11/01/06 .........................................    4,183,293 EUR        4,003,499
  5.50%, 11/01/10 .........................................      634,000 EUR          547,015
                                                                                  -----------
                                                                                    4,550,514
                                                                                  -----------
Mexico 4.7%
United Mexican States:
  9.875%, 2/01/10 .........................................    1,300,000            1,437,475
  11.375%, 9/15/16 ........................................      645,000              780,934
  11.50%, 5/15/26 .........................................      885,000            1,125,278
                                                                                  -----------
                                                                                    3,343,687
                                                                                  -----------
Netherlands 4.1%
Government of Netherlands, 5.75%, 2/15/07 .................    3,308,000 EUR        2,922,752
                                                                                  -----------
New Zealand 1.2%
Government of New Zealand, 7.00%, 7/15/09 .................    2,120,000 NZD          877,913
                                                                                  -----------
Russia 2.2%
Federation of Russia, 11.00%, 7/24/18 .....................    1,800,000            1,562,461
                                                                                  -----------


TGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                               PRINCIPAL
                                                                AMOUNT*             VALUE
---------------------------------------------------------------------------------------------
   Long Term Investments (cont.)
   Spain 2.7%
   Government of Spain, 10.15%, 1/31/06 ...................   $1,879,000 EUR    $ 1,933,130
                                                                                -----------
   Sweden .7%
   Kingdom of Sweden, 6.00%, 2/09/05 .......................   5,500,000 SEK        519,772
                                                                                -----------
   Turkey 2.3%
   Republic of Turkey:
     12.375%, 6/15/09 .....................................    1,000,000            916,000
     11.875%, 1/15/30 .....................................      790,000            671,500
                                                                                -----------
   United Kingdom 4.8%                                                            1,587,500
   United Kingdom:                                                              -----------
     6.50%, 12/07/03 ......................................      717,000 GBP      1,031,243
     7.50%, 12/07/06 ......................................    1,550,000 GBP      2,383,224
                                                                                -----------
                                                                                  3,414,467
                                                                                -----------
   United States 18.8%
   FNMA, 6.00%, 5/15/11 ...................................    9,646,000          9,552,530
   KFW International Finance Inc., 6.125%, 7/08/02 ........      825,000            840,343
   U.S. Treasury Note:
     7.25%, 8/15/04 .......................................    1,772,000          1,903,367
     5.00%, 2/15/11 .......................................    1,000,000            970,627
                                                                                -----------
                                                                                 13,266,867
                                                                                -----------
   Venezuela 2.8%
   Republic of Venezuela, 144A, 9.125%, 6/18/07............    2,240,000          1,993,351
                                                                                -----------
   Total Long Term Investments (Cost $73,101,074)..........                      69,230,963
                                                                                -----------

/a/Repurchase Agreement 1.1%
   Dresdner Kleinwort Wasserstein Securities LLC., 3.85%,
     7/02/01 (Maturity Value $755,242) (Cost $755,000)
     Collateralized by U.S. Treasury Bills, Notes and
     Bonds, and U.S. Government Agency Securities .........      755,000            755,000
                                                                                -----------
   Total Investments (Cost $73,856,074) 99.0%..............                      69,985,963
   Other Assets, less Liabilities 1.0% ....................                         737,973
                                                                                -----------
  Total Net Assets 100.0% .................................                     $70,723,936
                                                                                ===========

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona



*The principal amount is stated in U.S. dollars unless otherwise indicated. /a/At June 30, 2001, all repurchase agreements had been entered into on
   June 29, 2001.


                       See notes to financial statements.

                                                                          TGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)



Assets:
  Investments in securities:
    Cost ........................................................   $ 73,856,074
                                                                    ============
    Value .......................................................     69,985,963
  Cash ..........................................................             55
  Receivables:
    Investment securities sold ..................................     17,700,348
    Capital shares sold .........................................          1,137
    Interest ....................................................      1,799,672
                                                                    ------------
       Total assets .............................................     89,487,175
                                                                    ------------
Liabilities:
  Payables:
    Investment securities purchased .............................     18,566,466
    Capital shares redeemed .....................................         97,172
    Affiliates ..................................................         37,306
    Professional fees ...........................................         13,629
    Reports to shareholders .....................................         18,628
  Other liabilities .............................................         30,038
                                                                    ------------
      Total liabilities .........................................     18,763,239
                                                                    ------------
        Net assets, at value ....................................   $ 70,723,936
                                                                    ============
Net assets consist of:
  Undistributed net investment income ...........................   $  1,441,285
  Net unrealized depreciation ...................................     (3,944,842)
  Accumulated net realized loss .................................    (17,576,618)
  Capital shares ................................................     90,804,111
                                                                    ------------
        Net assets, at value ....................................   $ 70,723,936
                                                                    ============
Class 1:
  Net assets, at value ..........................................   $ 69,670,107
                                                                    ============
  Shares outstanding ............................................      6,558,642
                                                                    ============
  Net asset value and offering price per share ..................   $      10.62
                                                                    ============
Class 2:
  Net assets, at value ..........................................   $  1,053,829
                                                                    ============
  Shares outstanding ............................................         99,586
                                                                    ============
  Net asset value and offering price per share ..................   $      10.58
                                                                    ============

                       See notes to financial statements.

TGI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2001 (unaudited)



Investment income:
  (net of foreign taxes of $20,087)
  Interest ................................................................    $ 2,325,410
                                                                               ===========
Expenses:
  Management fees (Note 3) ................................................        237,568
  Distribution fees - Class 2 (Note 3) ....................................          1,489
  Transfer agent fees .....................................................          1,701
  Custodian fees ..........................................................         24,039
  Reports to shareholders .................................................         14,214
  Professional fees .......................................................         13,028
  Trustees' fees and expenses .............................................            650
  Other ...................................................................          9,436
                                                                               -----------
    Total expenses ........................................................        302,125
                                                                               -----------
      Net investment income ...............................................      2,023,285
                                                                               -----------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments ...........................................................     (6,239,719)
    Foreign currency transactions .........................................        (24,636)
                                                                               -----------
      Net realized loss ...................................................     (6,264,355)
  Net unrealized appreciation:
    Investments ...........................................................      1,005,471
    Translation of assets and liabilities denominated in foreign currencies       (119,389)
                                                                               -----------
      Net unrealized appreciation .........................................        886,082
Net realized and unrealized loss ..........................................     (5,378,273)
                                                                               -----------
Net decrease in net assets resulting from operations ......................    $(3,354,988)
                                                                               ===========

                       See notes to financial statements.

                                                                         TGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                                                Six Months Ended      Year Ended
                                                                                                  June 30, 2001   December 31, 2000
                                                                                                ----------------  -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ..................................................................      $  2,023,285      $   5,305,429
    Net realized loss from investments and foreign currency transactions ...................        (6,264,355)        (3,990,500)
    Net unrealized appreciation on investments and translation of assets and liabilities
      denominated in foreign currencies ....................................................           886,082          2,117,646
                                                                                                  ------------      -------------
        Net increase (decrease) in net assets resulting from operations ....................        (3,354,988)         3,432,575
  Distributions to shareholders from:
    Net investment income:
      Class 1 ..............................................................................        (2,604,868)          (116,818)
      Class 2 ..............................................................................           (36,450)              (812)
                                                                                                  ------------      -------------
 Total distributions to shareholders .......................................................        (2,641,318)          (117,630)
 Capital share transactions: (Note 2)
      Class 1 ..............................................................................        (5,576,640)       (12,620,995)
      Class 2 ..............................................................................          (110,745)           733,766
                                                                                                  ------------      -------------
 Total capital share transactions ..........................................................        (5,687,385)       (11,887,229)
       Net decrease in net assets ..........................................................       (11,683,691)        (8,572,284)
Net assets:
  Beginning of period ......................................................................        82,407,627         90,979,911
                                                                                                  ------------      -------------
  End of period ............................................................................      $ 70,723,936      $  82,407,627
                                                                                                  ============      =============
Undistributed net investment income included in net assets:
  End of period ............................................................................      $  1,441,285      $   2,608,626
                                                                                                  ============      =============

                       See notes to financial statements.

TGI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 77% of the Fund's shares were sold through one insurance company. The Fund's investment objective is current income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                         TGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to January 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a decrease of $549,308 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $162,335, decrease unrealized gains by $13,777, and increase realized gains by $176,112. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                        Six Months Ended                    Year Ended
                                                         June 30, 2001                  December 31, 2000
                                                    --------------------------       --------------------------
                                                     Shares          Amount           Shares          Amount
                                                    ---------     ------------       ---------     ------------
Class 1 Shares:

Shares sold ...................................       464,805     $  5,228,963         397,698     $  4,324,664
Shares issued on merger/a/ ....................            --               --       1,620,086       17,464,656
Shares issued on reinvestment of distributions        241,863        2,604,868          10,837          116,818
Shares redeemed ...............................    (1,185,094)     (13,410,471)     (3,171,211)     (34,527,133)
                                                    ---------     ------------       ---------     ------------
Net decrease ..................................      (478,426)    $ (5,576,640)     (1,142,590)    $(12,620,995)
                                                    =========     ============       =========     ============
Class 2 Shares:
Shares sold ...................................     1,293,676     $ 14,857,812         222,783     $  2,454,812
Shares issued on merger/a/ ....................            --               --          70,754          759,809
Shares issued on reinvestment of distributions          3,397           36,450              75              812
Shares redeemed ...............................    (1,305,236)     (15,005,007)       (225,940)      (2,481,667)
                                                    ---------     ------------       ---------     ------------
Net increase (decrease) .......................        (8,163)    $   (110,745)         67,672     $    733,766
                                                    =========     ============       =========     ============

/a/On May 1, 2000, the Fund acquired the net assets of Templeton Variable
   Products Series Fund (TVP) - Templeton Bond Fund in a tax free exchange pursuant to a plan of reorganization approved by TVP - Templeton Bond Fund's shareholders.

TGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

          Entity                                                         Affiliation
          -------------------------------------------------------------------------------------
          Franklin Templeton Services, LLC (FT Services)                 Administrative manager
          Franklin Advisers, Inc. (Advisers)                             Investment manager
          Templeton Investment Counsel, LLC (TIC)                        Investment manager
          Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
          Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

          Annualized Fee Rate     Daily Net Assets
          ---------------------------------------------------------------------------
                 .625%            First $100 million
                 .50%             Over $100 million, up to and including $250 million
                 .45%             Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TIC provided subadvisory services to the Fund, and received fees from Advisers based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense to the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2000, the Fund had tax basis capital losses of $11,140,865, including $2,641,697 from the merged TVP-Templeton Bond Fund, which may be carried over to offset future capital gains, subject to certain limitations. Such losses expire as follows:

      Capital loss carryover expiring in:
        2001 .................................................. $ 1,294,963
        2002 ..................................................     570,056
        2003 ..................................................   1,035,267
        2006 ..................................................     502,340
        2007 ..................................................   5,367,721
        2008 ..................................................   2,370,518
                                                                -----------
                                                                $11,140,865
                                                                ===========

At December 31, 2000, the Fund had deferred capital losses and deferred currency losses of $139,733 and $31,665 respectively, occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums. Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and bond discounts and premiums.
                                                                        TGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES (cont.)

At June 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $74,391,605 was as follows:


         Unrealized appreciation ........................   $   153,348
         Unrealized depreciation ........................    (4,558,990)
                                                            -----------
         Net unrealized depreciation ....................   $(4,405,642)
                                                            ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $44,875,288 and $43,007,364 respectively.


TGI-16

                                                TEMPLETON GROWTH SECURITIES FUND



--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.
--------------------------------------------------------------------------------
During the six months ended June 30, 2001, global economic output slowed significantly through 2001's first quarter, largely due to the effects of high interest rates and foundering equity markets. In response, most major countries' central banks followed the U.S. Federal Reserve Board's (the Fed's) lead and began lowering short-term interest rates to pump some life into their countries' economies.

Financial markets worldwide generally trended lower with that of the U.S. in the first quarter, before rebounding slightly in the spring months. Emerging markets performed best, with strong positive returns from Mexico, Russia and South Korea, in particular. Europe was the weakest region, with particularly poor results concentrated in France and Germany. The declines were mainly sector specific, with a dramatic sell-off in technology and telecommunications companies. The weak euro, which declined 10% against the U.S. dollar during the reporting period, compounded the negative returns. On a sector basis, consumer discretionary (including cyclical stocks of the automobile, household durables, leisure, media and retail industries), materials and energy stocks had the best performance but still posted negative results for the period.

Within this environment, although delivering slightly negative total returns for the period, the Fund outperformed the benchmark Morgan Stanley Capital International All Country (MSCI AC) World Free Index, which returned -9.93% in U.S. dollar terms for the six-month period ended June 30, 2001./1/ In a slowing global economic environment, and with what we believed to be continued unrealistic valuations in the technology and telecommunications sectors, our focus on what we considered economically defensive and undervalued securities paid off somewhat as value-oriented stocks continued to find favor among investors seeking shelter from their growth counterparts. During the reporting period we found what we believed to be attractive ideas in industries pertaining to household products, pharmaceuticals and

1. Source: Standard & Poor's Micropal. The MSCI All Country World Free Index is an equity index that measures the total return (gross dividends are reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalizations (shares outstanding times price). The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Geographic Distribution
Templeton Growth Securities Fund
Based on Total Net Assets
6/30/01

[PIE CHART]
North America           44.5%
Europe                  26.6%
Asia                    15.7%
Latin America            3.4%
Australia/New
Zealand                  3.2%
Short-Term
Investments &
Other Net Assets         6.6%

foods, and a number of solid stocks selling at reasonable prices among them. As a result, our portfolio characteristics on June 30, 2001, were substantially different than the market's, with a lower average price-to-earnings valuation for the Fund compared to the MSCI AC World Free Index.

U.S. stocks once again comprised the Fund's largest country weighting at approximately 41% of total net assets on June 30, 2001, and included 7 of its top 10 holdings. Stock selection, focused on company fundamentals, was key to our performance. In the face of slowing economies and declining interest rates, our holdings in economically defensive sectors such as food retailing (Kroger), pharmaceuticals (Abbott Labs and Mylan Labs) and defense (Lockheed Martin), as well as insurance holdings such as Allstate, held up well amid ailing markets. The Fund also benefited from limited exposure to battered technology companies, as a stream of profit warnings continued to plague the sector. Despite major stock market losses, 3 of our top 20 U.S. holdings recorded gains: Abbott Labs, Lockheed Martin and Mylan Labs all benefited from relatively defensive revenue streams and undemanding valuations. We also sought to take advantage of the market volatility to pick up stocks trading at what we considered to be attractive valuations with solid short-term earnings prospects, including pharmaceutical companies Mylan Labs and Pharmacia, and household product brands Clorox and Newell Rubbermaid.

Our European positions held up well in the period, again due to their relatively defensive nature. Our two largest U.K. holdings, consumer products company Unilever and aerospace and defense company Rolls Royce, were up for the period versus the MSCI U.K. Index./2/ Another European holding, Dutch consumer products and semiconductor company Koninklijke Philips, declined on concerns over falling demand for mobile handsets and deteriorating semiconductor pricing conditions.

In Asia, the Fund's largest country weighting was Hong Kong, despite profitably trimming financial services company HSBC Holdings as its share price rose earlier in the year. On June 30, 2001, our largest Asian holding was Cheung Kong, which we feel is an attractive play on real estate. Our holdings in Japan remained underweighted compared with


2. Source: Standard & Poor's Micropal. The MSCI U.K. Index is an equity index calculated by Morgan Stanley Capital International. The index measures the total returns (gross dividends are reinvested) of equity securities in the United Kingdom. Securities included in the index are weighted according to their market capitalizations (shares outstanding times price).

Top 10 Holdings
Templeton Growth Securities Fund
6/30/01

Company                    % of Total
Industry, Country          Net Assets
-------------------------------------
Cheung Kong
Holdings Ltd.                  1.9%
Real Estate, Hong Kong

Abbott Laboratories            1.8%
Pharmaceuticals, U.S.

Allstate Corp.                 1.7%
Insurance, U.S.

H.J. Heinz Co.                 1.7%
Food Products, U.S.

Lockheed Martin Corp.          1.6%
Aerospace & Defense,
U.S.

Procter & Gamble Co.           1.4%
Household Products, U.S.

HSBC Holdings PLC              1.4%
Banks, Hong Kong

The Kroger Co.                 1.4%
Food & Drug Retailing,
U.S.

Albertson's Inc.               1.4%
Food & Drug Retailing,
U.S.

Telefonos de Mexico SA
de CV (Telmex), L, ADR         1.4%
Diversified
Telecommunication
Services, Mexico

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

the MSCI AC World Free Index, as we are pessimistic regarding its difficult economic recovery and corporate restructuring climate. Despite the country's usual fiscal year-end financial markets rally to March 31 and a return to a zero interest rate policy by the Central Bank, Japan's structural problems persisted, apparently paralyzing consumers, corporations and banks.

We remain cautious on the U.S. economy given dramatically slower growth, as evidenced by the gross domestic product's (GDP's) 1.3% annualized rate for 2001's first quarter. The deceleration, caused largely by previous monetary tightening, a strengthening dollar, high energy prices and falling equity prices means recovery will likely be slow due to several structural excesses that need to be fixed. These include a significant capital investment oversupply, particularly in technology; a negative savings rate apparently due to reliance on the stock market as a savings vehicle; and a record current account deficit. However, we believe growth could resume, stimulated by lower interest rates and tax cuts. Aided by the European Central Bank's (ECB's) recent monetary easing policy, we believe the Euro zone should benefit from several factors: euro weakness, which should boost exports; tax cuts of around 1.0% of output that took effect in January in Germany, Italy and France; and less impact from declining equity markets due to reduced stock holdings.

Looking forward, we believe most equity markets will continue to experience volatility. As the global economy starts to recover, we expect growth to resume, but we remain very cautious regarding the near-term prospects for technology and telecommunications stocks worldwide, particularly in the U.S. We will continue to search the globe for stocks we believe are improperly valued by other investors, and will remain ardent believers in individual stock selection, as opposed to primarily sector or country allocation considerations. Over time, we have found this bottom-up discipline to be the best approach in our efforts to generate attractive returns.

This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Templeton Growth Securities Fund - Class 1

Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01

Templeton Growth Securities Fund - Class 1 delivered a -0.09% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Growth Securities Fund - Class 1
Periods ended 6/30/01

                                                                Since
                                                              Inception
                                     1-Year       5-Year      (3/15/94)
                                    --------     ---------    ---------
 Cumulative Total Return              +3.68%       +66.53%     +114.59%
 Average Annual Return                +3.68%       +10.74%      +11.04%
 Value of $10,000 Investment        $10,368      $ 16,653      $21,459

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.


              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights

                                                                                          Class 1
                                                         --------------------------------------------------------------------------
                                                         Six Months Ended                     Year Ended December 31,
                                                          June 30, 2001    --------------------------------------------------------
                                                           (unaudited)         2000        1999        1998        1997      1996
                                                         ----------------  ----------    --------    -------     --------  --------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .................    $    13.76       $    15.63    $  14.77    $  15.34    $  13.80  $  11.75
                                                          ----------       ----------    --------    --------    --------  --------
Income from investment operations:
  Net investment income/a/ ...........................           .19              .30         .28         .35         .33       .25
  Net realized and unrealized gains (losses) .........          (.19)            (.15)       2.66         .98        1.53      2.22
                                                          ----------       ----------    --------    --------    --------  --------
Total from investment operations .....................            --              .15        2.94        1.33        1.86      2.47
                                                          ----------       ----------    --------    --------    --------  --------
Less distributions from:
  Net investment income ..............................          (.28)            (.27)       (.36)       (.41)       (.24)     (.21)
  Net realized gains .................................         (2.29)           (1.75)      (1.72)      (1.49)       (.08)     (.21)
                                                          ----------       ----------    --------    --------    --------  --------
Total distributions ..................................         (2.57)           (2.02)      (2.08)      (1.90)       (.32)     (.42)
                                                          ----------       ----------    --------    --------    --------  --------
Net asset value, end of period .......................    $    11.19       $    13.76    $  15.63    $  14.77    $  15.34  $  13.80
                                                          ==========       ==========    ========    ========    ========  ========
Total return/b/ ......................................          (.09)%           1.74%      21.04%       8.98%      13.50%    21.28%

Ratios/supplemental data
Net assets, end of period (000's) ....................    $1,065,776       $1,163,637    $708,310    $747,080    $758,445  $579,877
Ratios to average net assets:
  Expenses ...........................................           .85%/c/          .88%        .88%        .88%        .88%      .93%
  Net investment income ..............................          2.76%/c/         2.18%       1.87%       2.27%       2.49%     2.20%
Portfolio turnover rate ..............................         18.17%           69.67%      46.54%      32.30%      24.81%    12.32%


/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)


                                                                              Class 2
                                                        -------------------------------------------
                                                         Six Months Ended   Year Ended December 31,
                                                           June 30, 2001   ------------------------
                                                            (unaudited)       2000        1999/d/
                                                         ----------------  ---------   ------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $  13.69        $ 15.60        $15.34
                                                            --------        -------        ------
Income from investment operations:
  Net investment income/a/ ..........................            .17            .25           .17
  Net realized and unrealized gains (losses) ........           (.18)          (.15)         2.17
                                                            --------        -------        ------
Total from investment operations ....................           (.01)          (.10)         2.34
                                                            --------        -------        ------
Less distributions from:
  Net investment income .............................           (.26)          (.26)         (.36)
  Net realized gains ................................          (2.29)         (1.75)        (1.72)
                                                            --------        -------        ------
Total distributions .................................          (2.55)         (2.01)        (2.08)
                                                            --------        -------        ------
Net asset value, end of period ......................       $  11.13        $ 13.69        $15.60
                                                            ========        =======        ======
Total return/b/ .....................................           (.24)%         1.47%        16.35%

Ratios/supplemental data
Net assets, end of period (000's) ...................        $96,287        $79,043        $4,483
Ratios to average net assets:
  Expenses ..........................................           1.10%/c/       1.12%         1.14%/c/
  Net investment income .............................           2.54%/c/       1.87%         1.17%/c/
Portfolio turnover rate .............................          18.17%         69.67%        46.54%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.



                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited)


                                                                COUNTRY         SHARES        VALUE
------------------------------------------------------------------------------------------------------
   Common Stocks 92.4%
   Aerospace & Defense 4.8%
   BAE Systems PLC .....................................    United Kingdom     2,305,183   $11,038,658
   Lockheed Martin Corp. ...............................     United States       503,360    18,649,488
   Raytheon Co. ........................................     United States       439,574    11,670,690
   Rolls-Royce PLC .....................................    United Kingdom     4,328,521    14,275,000
                                                                                           -----------
                                                                                            55,633,836
                                                                                           -----------
   Air Freight & Couriers .1%
   Airborne Inc. .......................................     United States        89,400     1,036,146
                                                                                           -----------
   Airlines .8%
   Singapore Airlines Ltd. .............................       Singapore       1,303,100     9,011,559
                                                                                           -----------
   Auto Components 1.2%
   Goodyear Tire & Rubber Co. ..........................     United States       269,000     7,532,000
   Michelin SA, B ......................................        France           200,000     6,327,089
                                                                                           -----------
                                                                                            13,859,089
                                                                                           -----------
   Automobiles 2.9%
   Bayerische Motoren Werke AG .........................        Germany          203,600     6,704,682
   Ford Motor Co. ......................................     United States       234,507     5,757,147
   General Motors Corp. ................................     United States       205,860    13,247,091
   Volkswagen AG .......................................        Germany          165,400     7,729,037
                                                                                           -----------
                                                                                            33,437,957
                                                                                           -----------
   Banks 6.8%
   Australia & New Zealand Banking Group Ltd. ..........       Australia       1,844,184    15,839,525
   Bank of America Corp. ...............................     United States       129,630     7,781,689
   Foreningssparbanken AB, A ...........................        Sweden           350,000     4,051,317
   HSBC Holdings PLC ...................................       Hong Kong       1,415,201    16,737,688
   Lloyds TSB Group PLC ................................    United Kingdom       658,720     6,591,276
   National Australia Bank Ltd. ........................       Australia         869,000    15,476,803
   U.S. Bancorp ........................................     United States       537,625    12,252,474
                                                                                           -----------
                                                                                            78,730,772
                                                                                           -----------
   Building Products .6%
   Novar PLC ...........................................    United Kingdom     2,898,818     6,543,193
                                                                                           -----------
   Chemicals 4.7%
   Agrium Inc. .........................................        Canada            89,300       893,000
   Akzo Nobel NV .......................................      Netherlands        355,200    15,034,666
   BASF AG .............................................        Germany          253,200     9,924,200
   DSM NV, Br. .........................................      Netherlands        300,000    10,437,919
   Eastman Chemical Co. ................................     United States       125,000     5,953,750
   Kemira OY ...........................................        Finland           40,046       203,405
   Lyondell Chemical Co. ...............................     United States       770,500    11,850,290
                                                                                           -----------
                                                                                            54,297,230
                                                                                           -----------
   Commercial Services & Supplies 1.2%
   Waste Management Inc. ...............................     United States       455,740    14,045,907
                                                                                           -----------
   Communications Equipment .6%
   Motorola Inc. .......................................     United States       405,310     6,711,934
                                                                                           -----------
   Computers & Peripherals 2.8%
   Compaq Computer Corp. ...............................     United States       400,000     6,196,000
   Fujitsu Ltd. ........................................         Japan           350,000     3,676,235
   Hewlett-Packard Co. .................................     United States       304,390     8,705,554
/a/Lexmark International Inc. ..........................     United States        60,000     4,035,000
   NEC Corp. ...........................................         Japan           770,000    10,402,903
                                                                                           -----------
                                                                                            33,015,692
                                                                                           -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)


                                                                      COUNTRY          SHARES       VALUE
------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Construction Materials .3%
   Cheung Kong Infrastructure Holdings Ltd. ..................       Hong Kong       1,768,000   $ 3,060,039
                                                                                                 -----------
   Diversified Financials 3.3%
   Merrill Lynch & Co. Inc. ..................................     United States       250,000    14,812,500
   Nomura Securities Co. Ltd. ................................         Japan           726,000    13,912,284
   Swire Pacific Ltd., A .....................................       Hong Kong       1,688,300     8,744,640
   Swire Pacific Ltd., B .....................................       Hong Kong       1,304,000       936,217
                                                                                                 -----------
                                                                                                  38,405,641
                                                                                                 -----------
   Diversified Telecommunication Services 6.7%
   AT&T Corp. ................................................     United States       500,000    11,000,000
   Cable & Wireless PLC ......................................    United Kingdom     1,314,000     7,729,031
   Korea Telecom Corp., ADR ..................................      South Korea        197,130     4,332,917
   Nippon Telegraph & Telephone Corp. ........................         Japan             2,698    14,061,097
   SBC Communications Inc. ...................................     United States       160,000     6,409,600
   Telecom Argentina Stet-France Telecom SA, B, ADR ..........       Argentina         240,000     3,708,000
   Telecom Corp. of New Zealand Ltd. .........................      New Zealand      2,386,100     5,454,773
   Telefonos de Mexico SA de CV, L, ADR ......................        Mexico           451,645    15,848,223
/a/Worldcom Inc.-MCI Group ...................................     United States        24,616       396,324
/a/Worldcom Inc.-Worldcom Group ..............................     United States       615,410     8,738,822
                                                                                                 -----------
                                                                                                  77,678,787
                                                                                                 -----------
   Electric Utilities 6.7%
   CLP Holdings Ltd. .........................................       Hong Kong       2,451,600    10,277,993
   E.ON AG ...................................................        Germany          278,000    14,449,872
   Endesa SA .................................................         Spain           400,000     6,379,575
   Hong Kong Electric Holdings Ltd. ..........................       Hong Kong       3,054,434    11,747,964
   Iberdrola SA, Br. .........................................         Spain         1,031,200    13,225,325
/a/International Power PLC ...................................    United Kingdom     1,802,600     7,598,928
   Korea Electric Power Corp. ................................      South Korea        458,200     8,526,290
   Powergen PLC ..............................................    United Kingdom       600,000     6,066,999
                                                                                                 -----------
                                                                                                  78,272,946
                                                                                                 -----------
   Electrical Equipment .1%
   ABB Ltd. ..................................................      Switzerland         93,980     1,381,380
                                                                                                 -----------
   Electronic Equipment & Instruments .9%
   Hitachi Ltd. ..............................................         Japan         1,103,500    10,838,578
                                                                                                 -----------
   Food & Drug Retailing 3.8%
   Albertson's Inc. ..........................................     United States       537,800    16,128,622
   J.Sainsbury PLC ...........................................    United Kingdom     1,790,010    11,158,298
/a/The Kroger Co. ............................................     United States       654,190    16,354,750
                                                                                                 -----------
                                                                                                  43,641,670
                                                                                                 -----------
   Food Products 4.5%
   General Mills Inc. ........................................     United States       305,670    13,382,233
   H.J. Heinz Co. ............................................     United States       477,130    19,509,846
   Sara Lee Corp. ............................................     United States       212,046     4,016,151
   Unilever PLC ..............................................    United Kingdom     1,800,000    15,163,277
                                                                                                 -----------
                                                                                                  52,071,507
                                                                                                 -----------
   Gas Utilities .9%
   TransCanada PipeLines Ltd. ................................        Canada           885,566    10,941,198
                                                                                                 -----------
   Household Durables 2.9%
   Koninklijke Philips Electronics NV ........................      Netherlands        562,480    14,908,741

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)


                                                                    COUNTRY            SHARES         VALUE
--------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Household Durables (cont.)
   LG Electronics Inc. .....................................      South Korea          275,000     $ 3,531,334
   Newell Rubbermaid Inc. ..................................     United States         628,260      15,769,326
                                                                                                   -----------
                                                                                                    34,209,401
                                                                                                   -----------
   Household Products 2.3%
   Clorox Co. ..............................................     United States         286,740       9,706,149
   Procter & Gamble Co. ....................................     United States         264,000      16,843,200
                                                                                                   -----------
                                                                                                    26,549,349
                                                                                                   -----------
   Insurance 5.3%
   Ace Ltd. ................................................        Bermuda            302,000      11,805,180
   Allstate Corp. ..........................................     United States         457,700      20,134,223
   Torchmark Corp. .........................................     United States         273,400      10,993,414
   XL Capital Ltd., A ......................................        Bermuda            127,100      10,434,910
   Zurich Financial Services AG ............................      Switzerland           25,298       8,627,597
                                                                                                   -----------
                                                                                                    61,995,324
                                                                                                   -----------
/a/IT Consulting & Services .2%
   Gartner Inc., B .........................................     United States         224,400       2,064,480
                                                                                                   -----------
   Leisure Equipment & Products .6%
   Eastman Kodak Co. .......................................     United States         159,600       7,450,128
                                                                                                   -----------
   Machinery 2.3%
   Invensys PLC ............................................    United Kingdom       2,626,640       4,986,870
   Metso OYJ ...............................................        Finland            380,650       4,221,317
   Sandvik AB ..............................................        Sweden             440,000       8,852,265
   Volvo AB, B .............................................        Sweden             595,620       8,918,965
                                                                                                   -----------
                                                                                                    26,979,417
                                                                                                   -----------
   Marine .1%
   Peninsular & Oriental Steam Navigation Co. ..............    United Kingdom         294,200       1,100,571
                                                                                                   -----------
   Media 1.8%
   Gannett Co. Inc. ........................................     United States         230,000      15,157,000
   South China Morning Post Ltd. ...........................       Hong Kong         1,254,000         827,972
   United Business Media PLC ...............................    United Kingdom         587,350       4,774,397
                                                                                                   -----------
                                                                                                    20,759,369
                                                                                                   -----------
   Metals & Mining 2.4%
   AK Steel Holding Corp. ..................................     United States         795,400       9,974,316
   Barrick Gold Corp. ......................................        Canada             348,800       5,284,320
   Companhia Siderurgica Nacional Sid Nacional SA ..........        Brazil         129,100,000       2,403,121
   Pohang Iron & Steel Co. Ltd. ............................      South Korea          131,192      10,491,325
                                                                                                   -----------
                                                                                                    28,153,082
                                                                                                   -----------
   Multiline Retail 3.1%
/a/Kmart Corp. .............................................     United States       1,100,000      12,617,000
   Marks & Spencer PLC .....................................    United Kingdom       3,261,000      12,015,611
   Sears, Roebuck & Co. ....................................     United States         275,900      11,673,329
                                                                                                   -----------
                                                                                                    36,305,940
                                                                                                   -----------
   Oil & Gas 6.2%
   Burlington Resources Inc. ...............................     United States         193,400       7,726,330
   Eni SpA .................................................         Italy             779,525       9,502,620
   Occidental Petroleum Corp. ..............................     United States         423,100      11,250,229
   PetroChina Co. Ltd., H ..................................         China          29,950,000       6,220,464
   Petroleo Brasileiro SA, ADR .............................        Brazil             350,000       8,186,500
   Repsol YPF SA ...........................................         Spain             833,660      13,761,773

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                                      COUNTRY          SHARES          VALUE
----------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Oil & Gas (cont.)
   Shell Transport & Trading Co. PLC .........................    United Kingdom     1,132,853    $    9,415,747
   Texaco Inc. ...............................................     United States        96,800         6,446,880
                                                                                                  --------------
                                                                                                      72,510,543
                                                                                                  --------------
   Paper & Forest Products 3.6%
   Bowater Inc. ..............................................     United States       191,800         8,581,132
   Georgia-Pacific Corp. (Timber Grp.) .......................     United States       272,200         9,731,150
   International Paper Co. ...................................     United States       300,000        10,710,000
   UPM-Kymmene Corp. .........................................        Finland          450,000        12,719,785
                                                                                                  --------------
                                                                                                      41,742,067
                                                                                                  --------------
   Pharmaceuticals 4.8%
   Abbott Laboratories .......................................     United States       445,370        21,382,214
   Merck KGAA ................................................        Germany          316,440        11,117,069
   Mylan Laboratories Inc. ...................................     United States       540,320        15,199,202
   Pharmacia Corp. ...........................................     United States       180,570         8,297,192
                                                                                                  --------------
                                                                                                      55,995,677
                                                                                                  --------------
   Real Estate 2.3%
   Amoy Properties Ltd. ......................................       Hong Kong       2,635,500         3,024,106
   Cheung Kong Holdings Ltd. .................................       Hong Kong       2,011,499        21,920,462
   New World Development Co. Ltd. ............................       Hong Kong       1,513,457         1,843,337
                                                                                                  --------------
                                                                                                      26,787,905
                                                                                                  --------------
   Road & Rail .3%
   Nippon Express Co. Ltd. ...................................         Japan           654,000         2,952,221
                                                                                                  --------------
/a/Semiconductor Equipment & Products .1%
   Hynix Semiconductor Inc. ..................................      South Korea        300,000           644,752
                                                                                                  --------------
   Trading Companies & Distributors .2%
   Samsung Corp. .............................................      South Korea        500,000         2,883,506
                                                                                                  --------------
   Wireless Telecommunication Services .2%
   SK Telecom Co. Ltd., ADR ..................................      South Korea         54,400           919,360
   Smartone Telecommunications Holdings Ltd. .................       Hong Kong       1,108,000         1,278,478
                                                                                                  --------------
                                                                                                       2,197,838
                                                                                                  --------------
   Total Common Stocks (Cost $1,049,535,975)..................                                     1,073,896,631
                                                                                                  --------------
   Preferred Stocks 1.0%
   Cia Vale do Rio Doce, A, ADR, pfd. ........................        Brazil           120,000         2,784,000
   Embratel Participacoes SA, ADR, pfd. ......................        Brazil           420,550         3,145,714
   Petroleo Brasileiro SA, pfd. ..............................        Brazil           157,470         3,681,240
   Volkswagen AG, pfd. .......................................        Germany           60,000         1,828,540
                                                                                                  --------------
   Total Preferred Stocks (Cost $15,559,909)..................                                        11,439,494
                                                                                                  --------------
   Total Long Term Investments (Cost $1,065,095,884)..........                                     1,085,336,125
                                                                                                  --------------


                                                                                                             PRINCIPAL
                                                                                                                AMOUNT
                                                                                                             -----------
/b/Repurchase Agreements 5.3%
   Barclays Capital Inc., 3.95%, 7/02/01 (Maturity Value $26,767,808) Collateralized by U.S.
     Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities ................. United States  $26,759,000  26,759,000
   BNP Paribas Securities Corp., 4.07%, 7/02/01 (Maturity Value $35,011,871) Collateralized
     by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities ......... United States   35,000,000  35,000,000
                                                                                                                          ----------
   Total Repurchase Agreements (Cost $61,759,000)............................................                             61,759,000
                                                                                                                          ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                                      VALUE
-------------------------------------------------------------------------------
Total Investments (Cost $1,126,854,884) 98.7%..........          $1,147,095,125
Other Assets, less Liabilities 1.3% ...................              14,967,927
                                                                 --------------
Total Net Assets 100.0% ...............................          $1,162,063,052
                                                                 ==============

/a/Non-income producing
/b/At June 30, 2001, all repurchase agreements had been entered into on June 29, 2001.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
  Investments in securities:
    Cost ......................................................  $1,126,854,884
                                                                 ==============
    Value .....................................................   1,147,095,125
  Cash ........................................................             100
  Receivables:
    Investment securities sold ................................      18,929,561
    Capital shares sold .......................................         542,596
    Dividends and interest ....................................       4,119,626
                                                                 --------------
      Total assets ............................................   1,170,687,008
                                                                 --------------
Liabilities:
  Payables:
    Investment securities purchased ...........................         211,209
    Capital shares redeemed ...................................       7,304,248
    Affiliates ................................................         815,001
    Professional fees .........................................          39,637
    Reports to shareholders ...................................         148,807
 Other liabilities ............................................         105,054
                                                                 --------------
    Total liabilities .........................................       8,623,956
                                                                 --------------
           Net assets, at value ...............................  $1,162,063,052
                                                                 ==============
Net assets consist of:
  Undistributed net investment income .........................  $   15,889,766
  Net unrealized appreciation .................................      20,240,241
  Accumulated net realized gain ...............................       6,495,192
  Capital shares ..............................................   1,119,437,853
                                                                 --------------
           Net assets, at value ...............................  $1,162,063,052
                                                                 ==============
Class 1:
  Net asset, at value .........................................  $1,065,776,487
                                                                 ==============
  Shares outstanding ..........................................      95,257,307
                                                                 ==============
  Net asset value and offering price per share ................  $        11.19
                                                                 ==============
Class 2:
  Net asset, at value .........................................  $   96,286,565
                                                                 ==============
  Shares outstanding ..........................................       8,651,747
                                                                 ==============
  Net asset value and offering price per share ................  $        11.13
                                                                 ==============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
  (net of foreign taxes and fees of $1,627,328)
  Dividends ..................................................    $  19,636,804
  Interest ...................................................        1,821,828
                                                                  -------------
       Total investment income ...............................       21,458,632
                                                                  -------------
Expenses:
  Management fees (Note 3) ...................................        4,764,363
  Distribution fees - Class 2 (Note 3) .......................          106,006
  Transfer agent fees ........................................            7,020
  Custodian fees .............................................          121,831
  Reports to shareholders ....................................          111,668
  Professional fees (Note 3) .................................           11,934
  Trustees' fees and expenses ................................            5,509
  Other ......................................................           13,538
                                                                  -------------
       Total expenses ........................................        5,141,869
                                                                  -------------
         Net investment income ...............................       16,316,763
                                                                  -------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments ..............................................        7,284,360
    Foreign currency transactions ............................          (38,485)
                                                                  -------------
      Net realized gain ......................................        7,245,875
  Net unrealized depreciation on investments .................      (24,891,676)
                                                                  -------------
Net realized and unrealized loss .............................      (17,645,801)
                                                                  -------------
Net decrease in net assets resulting from operations .........    $  (1,329,038)
                                                                  =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000

                                                                                Six Months Ended        Year Ended
                                                                                  June 30, 2001      December 31, 2000
                                                                               ------------------   ------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ...................................................     $   16,316,763       $   23,165,554
    Net realized gain from investments and foreign currency transactions ....          7,245,875          194,570,700
    Net unrealized depreciation on investments ..............................        (24,891,676)        (171,116,784)
                                                                                  --------------       --------------
         Net increase (decrease) in net assets resulting from operations ....         (1,329,038)          46,619,470
  Distributions to shareholders from:
    Net investment income:
      Class 1 ...............................................................        (21,511,485)         (11,099,754)
      Class 2 ...............................................................         (1,649,341)            (152,094)
    Net realized gains:
      Class 1 ...............................................................       (179,283,207)         (73,119,422)
      Class 2 ...............................................................        (14,800,193)          (1,029,478)
                                                                                  --------------       --------------
  Total distributions to shareholders .......................................       (217,244,226)         (85,400,748)
  Capital share transactions: (Note 2)
      Class 1 ...............................................................        104,213,572          497,688,296
      Class 2 ...............................................................         33,742,189           70,980,087
                                                                                  --------------       --------------
  Total capital share transactions ..........................................        137,955,761          568,668,383
         Net increase (decrease) in net assets ..............................        (80,617,503)         529,887,105
Net assets:
  Beginning of period .......................................................      1,242,680,555          712,793,450
                                                                                  --------------       --------------
  End of period .............................................................     $1,162,063,052       $1,242,680,555
                                                                                  ==============       ==============
Undistributed net investment income included in net assets:
  End of period .............................................................     $   15,889,766       $   22,733,829
                                                                                  ==============       ==============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 42% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                         Six Months Ended                      Year Ended
                                                          June 30, 2001                    December 31, 2000
                                                   -----------------------------       ----------------------------
                                                     Shares            Amount            Shares           Amount
                                                   -----------     -------------       ----------     -------------
Class 1 Shares:
Shares sold ...................................     15,854,339     $ 213,033,571       17,873,866     $ 238,251,058
Shares issued on merger/a/ ....................             --                --       48,592,348       628,298,597
Shares issued in reinvestment of distributions      17,864,296       200,794,691        6,513,471        84,219,176
Shares redeemed ...............................    (23,045,837)     (309,614,690)     (33,716,851)     (453,080,535)
                                                   -----------     -------------       ----------     -------------
Net increase ..................................     10,672,798     $ 104,213,572       39,262,834     $ 497,688,296
                                                   ===========     =============       ==========     =============
Class 2 Shares:
Shares sold ...................................     12,499,874     $ 166,886,696       12,896,783     $ 173,384,758
Shares issued on merger/a/ ....................             --                --        4,308,381        55,535,000
Shares issued in reinvestment of distributions       1,471,336        16,449,534           91,595         1,181,572
Shares redeemed ...............................    (11,091,212)     (149,594,041)     (11,812,327)     (159,121,243)
                                                   -----------     -------------       ----------     -------------
Net increase ..................................      2,879,998     $  33,742,189        5,484,432     $  70,980,087
                                                   ===========     =============       ==========     =============

/a/On May 1, 2000, the Fund acquired the net assets of the Templeton Variable
   Products Series Fund (TVP) - Templeton Stock Fund in a tax-free exchange pursuant to a plan of reorganization approved by the TVP - Templeton Stock Fund's shareholders.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:


          Entity                                                         Affiliation
          -------------------------------------------------------------------------------------
          Franklin Templeton Services, LLC (FT Services)                 Administrative manager
          Templeton Global Advisors Ltd. (TGAL)                          Investment manager
          Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
          Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

          Annualized Fee Rate      Daily Net Assets
          ----------------------------------------------------------------------------
                 1.00%             First $100 million
                  .90%             Over $100 million, up to and including $250 million
                  .80%             Over $250 million, up to and including $500 million
                  .75%             Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 2000 of $37,117. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,127,562,584 was as follows:

  Unrealized appreciation .....................   $ 152,074,094
  Unrealized depreciation .....................    (132,541,553)
                                                  -------------
  Net unrealized appreciation .................   $  19,532,541
                                                  ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $205,007,252 and $246,257,101 respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation

At December 31, 2000, more than 50% of the Templeton Growth Securities Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 31, 2000.

                                                    Class 1                      Class 2
                                         ----------------------------- ----------------------------
                                          Foreign Tax      Foreign      Foreign Tax      Foreign
                                              Paid      Source Income       Paid      Source Income
Country                                    Per Share      Per Share      Per Share      Per Share
-------                                  ------------   -------------   -----------   -------------
Argentina ..............................     0.0000         0.0014         0.0000         0.0013
Australia ..............................     0.0001         0.0150         0.0001         0.0147
Austria ................................     0.0002         0.0015         0.0002         0.0015
Bermuda ................................     0.0000         0.0044         0.0000         0.0043
Brazil .................................     0.0015         0.0103         0.0015         0.0100
Canada .................................     0.0008         0.0060         0.0008         0.0058
Chile ..................................     0.0006         0.0024         0.0006         0.0023
China ..................................     0.0000         0.0029         0.0000         0.0029
Finland ................................     0.0016         0.0096         0.0016         0.0093
France .................................     0.0013         0.0070         0.0013         0.0069
Germany ................................     0.0011         0.0093         0.0011         0.0091
Hong Kong ..............................     0.0000         0.0256         0.0000         0.0249
Italy ..................................     0.0009         0.0054         0.0009         0.0053
Japan ..................................     0.0006         0.0034         0.0006         0.0033
Mexico .................................     0.0006         0.0068         0.0006         0.0066
Netherlands ............................     0.0016         0.0109         0.0016         0.0106
New Zealand ............................     0.0006         0.0036         0.0006         0.0035
Norway .................................     0.0002         0.0009         0.0002         0.0009
Singapore ..............................     0.0006         0.0020         0.0006         0.0020
South Korea ............................     0.0004         0.0022         0.0004         0.0021
Spain ..................................     0.0011         0.0063         0.0011         0.0061
Sweden .................................     0.0011         0.0084         0.0011         0.0082
Switzerland ............................     0.0003         0.0018         0.0003         0.0018
United Kingdom .........................     0.0070         0.0607         0.0070         0.0592
                                            -------        -------        -------        -------
TOTAL ..................................    $0.0222        $0.2078        $0.0222        $0.2026
                                            =======        =======        =======        =======

                                         TEMPLETON INTERNATIONAL SECURITIES FUND



--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.
--------------------------------------------------------------------------------
The six months under review were marked by mixed returns in the world's stock markets as well as sharply diverging performances among different industries. Although many sectors posted positive results, the once high-flying technology, media and telecommunications (TMT) stocks continued to falter. Aided by six Federal Reserve Board (the Fed) short-term interest rate cuts (including surprise cuts in January and April), TMT stocks enjoyed sharp rallies in January and April. The group faltered late in the period as a series of profit warnings and layoff announcements from leading TMT companies such as Nokia, Nortel Networks and Ericsson prompted many investors to focus on the sectors' deteriorating fundamentals.

European markets turned in poor performances during the period, weighed down by the decline in TMT stocks and the euro's persistent weakness. The currency's feebleness was tied to fundamental factors such as slowing European economic activity, perceived European Central Bank weakness and outflows into the U.S., in both equity investments and foreign direct investment.

Asian markets turned in relatively strong performances largely due to Japan's increasing optimism and signs of Korea's restructuring. Dominating Japan's news was the unexpected April election of Junichiro Koizumi and the perception that he may be the catalyst to implement the reform measures that will turn Japan's economy.

Latin America produced mixed performances, with Mexico posting positive returns while the Brazilian market fell and Argentina's delivered a flat return. Mexico continued to benefit from its ties to the U.S. economy while political and economic turmoil hurt Brazil and Argentina.

In this environment, Templeton International Securities Fund outperformed its benchmark, the Morgan Stanley Capital International Europe Australasia Far East Index, which returned -14.40% during the


Geographic Distribution
Templeton International Securities Fund
Based on Total Net Assets
6/30/01

[PIE CHART]

Europe                                    55.6%
Asia                                      21.6%
North America                              4.8%
Australia/New Zealand                      4.5%
Latin America                              4.2%
Mid-East/Africa                            0.9%
Short-Term Investments & Other Net Assets  8.4%

Top 10 Holdings
Templeton International Securities
Fund
6/30/01

Company                          % of Total
Industry, Country                Net Assets
-------------------------------------------
Cheung Kong
Holdings Ltd.                       2.0%
Real Estate, Hong Kong

Unilever PLC                        1.9%
Food Products, U.K.

Aventis SA                          1.9%
Pharmaceuticals, France
Australia & New Zealand

Banking Group Ltd.                  1.8%
Banks, Australia

Wolters Kluwer NV                   1.8%
Media, Netherlands

Nomura Securities Co. Ltd.          1.7%
Diversified Financials,
Japan

Ace Ltd.                            1.7%
Insurance, Bermuda

ING Groep NV                        1.6%
Diversified Financials,
Netherlands

Alstom SA                           1.6%
Electrical Equipment,
France

J. Sainsbury PLC                    1.6%
Food & Drug Retailing,
U.K.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

period./1/ The Fund's outperformance relative to the index was primarily due to strong stock selection leading to low exposure to the poorly performing TMT sectors.

Although we outperformed our benchmark, the Fund unfortunately turned in a negative absolute return as the equity sell-off spread beyond the TMT sector to other industries later in the period. Among our worst performers were AXA, Nordea and Zurich Financial Services in financials, Philips in household durables and Telebras and Embratel in telecommunications. Conversely, we had a number of strong performers from a wide variety of sectors including utilities Powergen and Iberdrola; pharmaceuticals company Elan PLC; industrial companies Pechiney SA, IHC Caland and Alstom; energy producer Repsol YPF; and telecommunications giant Telmex.

Fund purchases during the period included an array of companies in different industries as we attempted to maintain the Fund's broad diversification. These included bank Lloyds TSB; retailer J. Sainsbury PLC; metals producer Pechiney SA; industrial company Valeo SA and consumer goods provider Societe BIC. We even uncovered select opportunities in technology and telecommunications and purchased Korean semiconductor producer Samsung Electronics and British firm Cable & Wireless while adding to our holding in NEC Corporation in Japan.

We concentrated most of the selling in January, focusing on reducing a handful of large holdings in financials Ace Ltd., Cheung Kong Holdings, Foreningssparbanken AB and Zurich Financial; utilities provider Powergen PLC; pharmaceuticals company Teva Pharmaceuticals and French technology firm Alcatel SA. Other sales were due to what we believed were either high valuations in stocks such as Next PLC, America Movil, Safeway PLC or worsening fundamentals at companies like Corus PLC and Mothercare PLC.

Geographically, in Europe, we reduced our position from 60.3% of total net assets to 55.6% at period-end, mainly due to falling share prices and the sales mentioned above. Despite Japan's problems, our analysts identified a handful of what we believed to be bargain stocks

1. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International Europe Australasia Far East Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization (outstanding shares times price). One cannot invest directly in an index nor is an index representative of the Fund's portfolio.

during the period. Additionally, we absorbed Templeton Pacific Growth Securities Fund's assets, which increased our Japan weighting from 7.7% of total net assets on December 31, 2000, to 10.4% at period-end. In Latin America, the sale of America Movil caused the weighting to slightly decline from 5.2% of total net assets to 4.2% at period-end.

Looking forward, the euro is substantially undervalued versus the U.S. dollar in our opinion. Although our position on the euro has been incorrect in the past, we believe that progress toward European restructuring, reduced U.S. interest rates and a narrowing of the growth gap between the U.S. and Europe should lead to the currency's rebound.

While we welcome the appearance of change in Japan, the government has thus far provided very little detail regarding policy initiatives and timing. The Japanese banking sector remains a concern and the handling of the non-performing loans in the systems bears watching. It appears more details will emerge after the Upper House elections in late July, giving investors further insights into the Koizumi administration. We continue to focus on research efforts seeking to uncover companies with progressive management teams that are restructuring their operations to become globally competitive.

As for the TMT stocks, it appears to us that lower interest rates will not erase the impact of the capital markets-induced and Y2K and Internet-led overspending on technology in 1999 and 2000. Although we believe that demand for technology products will eventually return, we are concerned about high inventory levels in items from semiconductors to cellular phones and the continued relatively high valuations placed on many TMT stocks. In many cases, leading stocks in these sectors recently traded at significant premiums relative to past industry cycles. We suspect that despite recent major inventory writedowns from companies like Cisco Systems and Nortel Networks, the industry will grapple with excess inventories for several quarters. If the global economies continue to weaken, this process may take longer to unwind. Yet, we may gradually increase our exposure to TMT stocks over the course of the year, as potentially lower share prices would allow our analysts to identify bargain stocks trading at a discount to future growth prospects.

As always, we will attempt to avoid fashionable but highly priced stocks and concentrate on opportunities in the world's out-of-favor markets and sectors. We intend to focus our attention on long-term opportunities, rather than speculating on short-term market movements. Patient and disciplined value investing has been Templeton's hallmark for many years, and this philosophy continues to drive our stock selection process.


This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/01

Templeton International Securities Fund - Class 1 delivered a -8.50% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton International Securities Fund - Class 1*
Periods ended 6/30/01
                                                                                      Since
                                                                                    Inception
                                                          1-Year       5-Year        (5/1/92)
                                                         -------       -------      ---------
 Cumulative Total Return                                 -11.01%       +54.18%      +167.69%
 Average Annual Total Return                             -11.01%        +9.04%       +11.34%
 Value of $10,000 Investment                             $8,899       $15,418       $26,769

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton International Securities Fund
Class 1

Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights/a/

                                                                                       Class 1
                                                     --------------------------------------------------------------------------

                                                   Six Months Ended                      Year Ended December 31,
                                                     June 30, 2001     --------------------------------------------------------
                                                      (unaudited)      2000        1999          1998          1997      1996
                                                   ----------------  --------    ----------     -------     --------    -------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $  18.78     $  22.25    $    20.69     $ 20.18      $ 18.40    $ 15.13
                                                        --------     --------    ----------     -------      -------    -------
Income from investment operations:
  Net investment income/b/ .......................           .19          .40           .33         .60          .49        .43
  Net realized and unrealized gains (losses) .....         (1.75)        (.95)         3.78        1.29         2.01       3.15
                                                        --------     --------    ----------     -------      -------    -------
Total from investment operations .................         (1.56)        (.55)         4.11        1.89         2.50       3.58
                                                        --------     --------    ----------     -------      -------    -------
Less distributions from:
  Net investment income ..........................          (.51)        (.43)         (.57)       (.49)        (.51)      (.24)
  Net realized gains .............................         (3.84)       (2.49)        (1.98)       (.89)        (.21)      (.07)
                                                        --------     --------    ----------     -------      -------    -------
Total distributions ..............................         (4.35)       (2.92)        (2.55)      (1.38)        (.72)      (.31)
                                                        --------     --------    ----------     -------      -------    -------
Net asset value, end of period ...................      $  12.87     $  18.78    $    22.25     $ 20.69      $ 20.18    $ 18.40
                                                        ========     ========    ==========     =======      =======    =======
Total return/c/ ..................................         (8.50)%      (2.19)%       23.61%       9.33%       13.95%     24.04%

Ratios/supplemental data
Net assets, end of period (000's) ................      $682,344     $776,495    $1,056,798     $980,470     $938,410   $682,984
Ratios to average net assets:
  Expenses .......................................           .97%/d/      .87%          .85%        .86%         .81%       .65%
  Net investment income ..........................          2.21%/d/     2.08%         1.69%       2.81%        2.70%      3.23%
Portfolio turnover rate ..........................         11.26%       32.81%        30.04%      29.56%       16.63%      9.46%


/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund-Templeton International Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights/a/ (continued)


                                                                                     Class 2
                                                       -----------------------------------------------------------------
                                                       Six Months Ended                 Year Ended December 31,
                                                         June 30, 2001   -----------------------------------------------
                                                          (unaudited)        2000        1999       1999       1997/e/
                                                       ----------------  ----------    --------   --------   ---------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................      $18.67         $   22.13    $  20.61     $ 20.14     $ 18.40
                                                           ------         ---------    --------     -------     -------
Income from investment operations:
  Net investment income/b/ ..........................         .18               .31         .25         .59         .07
  Net realized and unrealized gains (losses) ........       (1.75)             (.90)       3.78        1.25        1.67
                                                           ------         ---------    --------     -------     -------
Total from investment operations ....................       (1.57)             (.59)       4.03        1.84        1.74
                                                           ------         ---------    --------     -------     -------
Less distributions from:
  Net investment income .............................        (.49)             (.38)       (.53)       (.48)         --
  Net realized gains ................................       (3.84)            (2.49)      (1.98)       (.89)         --
                                                           ------         ---------    --------     -------     -------
Total distributions .................................       (4.33)            (2.87)      (2.51)      (1.37)         --
                                                           ------         ---------    --------     -------     -------
Net asset value, end of period ......................      $12.77         $   18.67    $  22.13     $ 20.61     $ 20.14
                                                           ======         =========    ========     =======     =======
Total return/c/ .....................................       (8.62)%           (2.38)%     23.23%       9.08%       9.46%
 Ratios/supplemental data
Net assets, end of period (000's) ...................    $231,296          $187,115    $101,365     $39,886     $17,606
Ratios to average net assets:
  Expenses ..........................................       1.22%/d/           1.12%       1.10%      1.11%        1.13%/d/
  Net investment income .............................       2.06%/d/           1.66%       1.26%      2.69%        1.14%/d/
Portfolio turnover rate .............................      11.26%             32.81%      30.04%     29.56%       16.63%

/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund-Templeton International Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31,1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.Total return is not annualized for periods less than one year.
/d/Annualized
/e/For the period May 1, 1997 (effective date) to December 31, 1997.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited)

                                                                  COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
   Common Stocks 90.6%
   Aerospace & Defense 2.0%
   BAE Systems PLC .......................................    United Kingdom     2,764,936     $ 13,240,243
   Saab AB, B ............................................        Sweden           506,393        4,745,101
                                                                                               ------------
                                                                                                 17,985,344
                                                                                               ------------
   Airlines .8%
   British Airways PLC ...................................    United Kingdom     1,500,553        7,259,447
                                                                                               ------------
   Auto Components 1.7%
   Autoliv Inc., SDR .....................................        Sweden           393,611        6,761,864
   Michelin SA, B ........................................        France           266,820        8,440,969
   Valeo SA ..............................................        France             2,600          104,967
                                                                                               ------------
                                                                                                 15,307,800
                                                                                               ------------
   Automobiles .9%
   Volkswagen AG .........................................        Germany          181,815        8,496,100
                                                                                               ------------
   Banks 9.6%
   Australia & New Zealand Banking Group Ltd. ............       Australia       1,917,792       16,471,737
   Banca Nazionale del Lavoro SpA ........................         Italy         3,283,734       10,285,384
   Bayerische Hypo-Und Vereinsbank AG ....................        Germany           56,130        2,748,839
   Bayerische Hypo-Und Vereinsbank AG, 144A ..............        Germany          134,116        6,568,025
   HSBC Holdings PLC .....................................       Hong Kong         454,655        5,377,239
   HSBC Holdings PLC, ADR ................................       Hong Kong         105,243        6,304,056
   Lloyds TSB Group PLC ..................................    United Kingdom     1,246,500       12,472,713
   National Bank of Canada ...............................        Canada           523,079        9,995,579
   Nordea AB, FDR ........................................        Sweden         2,135,083       12,236,417
   Unibanco Uniao de Bancos Brasileiros SA, GDR ..........        Brazil           209,029        5,319,788
                                                                                               ------------
                                                                                                 87,779,777
                                                                                               ------------
   Building Products .5%
   Novar PLC .............................................    United Kingdom     1,902,783        4,294,949
                                                                                               ------------
   Chemicals 4.6%
   Akzo Nobel NV .........................................      Netherlands        329,003       13,925,817
   BASF AG ...............................................        Germany          276,469       10,836,231
   Clariant AG ...........................................      Switzerland        317,600        7,642,048
/a/Elementis PLC .........................................    United Kingdom     3,163,208        3,114,007
   Imperial Chemical Industries PLC ......................    United Kingdom       499,408        2,928,770
   Kemira OY .............................................        Finland          634,389        3,222,239
                                                                                               ------------
                                                                                                 41,669,112
                                                                                               ------------
   Commercial Services & Supplies 1.1%
   Chubb PLC .............................................    United Kingdom     2,724,071        6,369,038
   Kidde PLC .............................................    United Kingdom     2,724,071        3,122,265
   Societe BIC SA ........................................        France            23,250          846,335
                                                                                               ------------
                                                                                                 10,337,638
                                                                                               ------------
   Communications Equipment .2%
   Alcatel SA, ADR .......................................        France            92,583        1,920,171
                                                                                               ------------
   Computers & Peripherals 2.0%
   Fujitsu Ltd. ..........................................         Japan           670,271        7,040,210
   NEC Corp. .............................................         Japan           865,000       11,686,377
                                                                                               ------------
                                                                                                 18,726,587
                                                                                               ------------
   Construction & Engineering .1%
   Fletcher Building Ltd. ................................      New Zealand      1,083,314        1,042,473
                                                                                               ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)


                                                                COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Diversified Financials 4.0%
   ING Groep NV .........................................      Netherlands        225,305      $ 14,724,446
   Nomura Securities Co. Ltd. ...........................         Japan           834,730        15,995,868
   Swire Pacific Ltd., B ................................       Hong Kong       7,938,127         5,699,241
                                                                                               ------------
                                                                                                 36,419,555
                                                                                               ------------
   Diversified Telecommunication Services 7.3%
   Cable & Wireless PLC .................................    United Kingdom     1,520,000         8,940,736
/a/Cia de Telecomunicaciones de Chile SA, ADR ...........         Chile           251,452         3,540,444
   Korea Telecom Corp., ADR .............................      South Korea        302,920         6,658,182
   Nippon Telegraph & Telephone Corp. ...................         Japan             2,159        11,252,004
/a/Pacific Century Regional Developments Ltd. ...........       Singapore       6,410,127         2,146,091
   Philippine Long Distance Telephone Co., ADR ..........      Philippines        502,088         7,054,336
   Telecom Corp. of New Zealand Ltd. ....................      New Zealand      2,964,626         6,777,320
   Telefonica SA, ADR ...................................         Spain           263,664         9,818,847
   Telefonos de Mexico SA de CV, L, ADR .................        Mexico           297,529        10,440,293
                                                                                               ------------
                                                                                                 66,628,253
                                                                                               ------------
   Electric Utilities 7.2%
   CLP Holdings Ltd. ....................................       Hong Kong       3,246,189        13,609,198
   E.ON AG ..............................................        Germany          271,353        14,104,374
   Hong Kong Electric Holdings Ltd. .....................       Hong Kong       2,367,298         9,105,109
   Iberdrola SA, Br. ....................................         Spain           918,222        11,776,362
   Innogy Holdings PLC ..................................    United Kingdom     1,149,686         3,524,759
   Korea Electric Power Corp. ...........................      South Korea        250,000         4,652,057
   Powergen PLC .........................................    United Kingdom       851,059         8,605,623
                                                                                               ------------
                                                                                                 65,377,482
                                                                                               ------------
   Electrical Equipment 1.6%
   Alstom SA ............................................        France           528,574        14,703,617
                                                                                               ------------
   Electronic Equipment & Instruments 1.3%
   Hitachi Ltd. .........................................         Japan         1,174,867        11,539,545
                                                                                               ------------
   Food & Drug Retailing 1.6%
   J.Sainsbury PLC ......................................    United Kingdom     2,300,000        14,337,398
                                                                                               ------------
   Food Products 1.9%
   Unilever PLC .........................................    United Kingdom     2,112,924        17,799,363
                                                                                               ------------
   Health Care Equipment & Supplies .7%
   Nycomed Amersham PLC .................................    United Kingdom       918,222         6,737,277
                                                                                               ------------
   Health Care Providers & Services 1.1%
   Mayne Nickless Ltd., A ...............................       Australia       3,119,588        10,223,636
                                                                                               ------------
   Hotels Restaurants & Leisure .4%
   P & O Princess Cruises PLC ...........................    United Kingdom       789,853         4,109,999
                                                                                               ------------
   Household Durables 2.1%
   Koninklijke Philips Electronics NV ...................      Netherlands        392,839        10,412,344
   Sony Corp. ...........................................         Japan           138,634         9,114,808
                                                                                               ------------
                                                                                                 19,527,152
                                                                                               ------------
   Insurance 7.4%
   Ace Ltd. .............................................        Bermuda          387,103        15,131,856
   AXA SA ...............................................        France           445,292        12,684,717
   AXA SA, 144A .........................................        France            40,480         1,153,125
   Scor SA ..............................................        France           145,685         6,474,779
   Swiss Reinsurance Co. ................................      Switzerland          6,369        12,600,164

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)


                                                                COUNTRY          SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Insurance (cont.)
   XL Capital Ltd., A ..................................        Bermuda           99,328      $  8,154,829
   Zurich Financial Services AG ........................      Switzerland         32,812        11,190,162
                                                                                              ------------
                                                                                                67,389,632
                                                                                              ------------
   Machinery 3.4%
   IHC Caland NV .......................................      Netherlands        109,264         5,503,575
   Invensys PLC ........................................    United Kingdom     4,349,526         8,257,897
   Komatsu Ltd. ........................................         Japan         2,196,343        10,073,029
   Volvo AB, B .........................................        Sweden           491,704         7,362,901
                                                                                              ------------
                                                                                                31,197,402
                                                                                              ------------
   Marine .3%
   Peninsular & Oriental Steam Navigation Co. ..........    United Kingdom       789,853         2,954,756
                                                                                              ------------
   Media 1.8%
   Wolters Kluwer NV ...................................      Netherlands        600,280        16,134,237
                                                                                              ------------
   Metals & Mining 3.8%
   Barrick Gold Corp. ..................................        Canada           607,739         9,250,640
   BHP Billiton Ltd. ...................................       Australia       1,338,050         7,063,766
   Pechiney SA, A ......................................        France           174,700         8,873,501
   Pohang Iron & Steel Co. Ltd. ........................      South Korea        125,150        10,008,151
                                                                                              ------------
                                                                                                35,196,058
                                                                                              ------------
   Multiline Retail 1.4%
   Hudsons Bay Co. .....................................        Canada           210,238         2,260,862
   Marks & Spencer PLC .................................    United Kingdom     2,780,830        10,246,357
                                                                                              ------------
                                                                                                12,507,219
                                                                                              ------------
   Oil & Gas 5.6%
   Eni SpA .............................................         Italy         1,057,980        12,897,062
   Repsol YPF SA .......................................         Spain           730,405        12,057,275
   Shell Transport & Trading Co. PLC ...................    United Kingdom     1,679,653        13,960,495
   Total Fina Elf SA, B ................................        France            86,277        12,080,401
                                                                                              ------------
                                                                                                50,995,233
                                                                                              ------------
   Paper & Forest Products 1.3%
   Stora Enso OYJ, R ...................................        Finland          584,330         6,146,406
   UPM-Kymmene Corp. ...................................        Finland          204,542         5,781,623
                                                                                              ------------
                                                                                                11,928,029
                                                                                              ------------
   Pharmaceuticals 7.0%
   Aventis SA ..........................................        France           212,048        16,927,651
/a/Elan Corp. PLC, ADR .................................    Irish Republic       232,119        14,159,259
   Merck KGAA ..........................................        Germany          370,710        13,023,665
   Ono Pharmaceutical Co. Ltd. .........................         Japan           335,000        10,636,626
   Teva Pharmaceutical Industries Ltd., ADR ............        Israel           141,622         8,823,051
                                                                                              ------------
                                                                                                63,570,252
                                                                                              ------------
   Real Estate 2.0%
   Cheung Kong Holdings Ltd. ...........................       Hong Kong       1,681,137        18,320,318
                                                                                              ------------
   Road & Rail 2.2%
   Nippon Express Co. Ltd. .............................         Japan         2,115,342         9,548,890
   Stagecoach Holdings PLC .............................    United Kingdom     9,856,847        10,916,473
                                                                                              ------------
                                                                                                20,465,363
                                                                                              ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                            COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------

   Common Stocks (cont.)
   Semiconductor Equipment & Products 1.1%
/a/Hynix Semiconductor Inc., GDR, 144A ...............................     South Korea         236,830     $   2,528,160
   Samsung Electronics Co. Ltd. ......................................     South Korea          49,050         7,241,521
                                                                                                           -------------
                                                                                                               9,769,681
                                                                                                           -------------
   Wireless Telecommunication Services .6%
   Smartone Telecommunications Holdings Ltd. .........................      Hong Kong        4,459,118         5,145,202
                                                                                                           -------------
   Total Common Stocks (Cost $795,399,992)............................                                       827,796,057
                                                                                                           -------------
   Preferred Stocks 2.7%
   Cia Vale Do Rio Doce, A, ADR, pfd. ................................        Brazil           204,192         4,737,254
   Embratel Participacoes SA, ADR, pfd. ..............................        Brazil           231,091         1,728,561
   Petroleo Brasileiro SA, pfd. ......................................        Brazil           300,000         7,013,248
   Telecomunicacoes Brasileiras SA, ADR, pfd. ........................        Brazil           129,339         6,046,598
   Volkswagen AG, pfd. ...............................................       Germany           160,254         4,883,849
                                                                                                           -------------
   Total Preferred Stocks (Cost $28,335,729)..........................                                        24,409,510
                                                                                                           -------------
   Total Long Term Investments (Cost $823,735,721)....................                                       852,205,567
                                                                                                           -------------
/b/Short Term Investments 8.4%
   Franklin Institutional Fiduciary Trust Money Market Portfolio
   (Cost $77,257,092).................................................    United States     77,257,092        77,257,092
                                                                                                           -------------
   Total Investments (Cost $900,992,813) 101.7%.......................                                       929,462,659
   Other Assets, less Liabilities (1.7)% .............................                                       (15,823,008)
                                                                                                           -------------
   Total Net Assets 100.0% ...........................................                                     $ 913,639,651
                                                                                                           =============

/a/Non-income producing.
/b/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)

Assets:
  Investments in securities:
    Cost .........................................................   $ 900,992,813
                                                                     =============
    Value ........................................................     929,462,659
  Cash ...........................................................           3,595
  Receivables:
    Investment securities sold ...................................         514,459
    Capital shares sold ..........................................         591,958
    Dividends ....................................................       4,417,294
                                                                     -------------
      Total assets ...............................................     934,989,965
                                                                     -------------
Liabilities:
  Payables:
    Investment securities purchased ..............................       2,077,221
    Capital shares redeemed ......................................      17,785,207
    Affiliates ...................................................         695,307
    Professional fees ............................................          54,108
    Reports to shareholders ......................................         588,023
 Other liabilities ...............................................         150,448
                                                                     -------------
    Total liabilities ............................................      21,350,314
                                                                     -------------
      Net assets, at value .......................................   $ 913,639,651
                                                                     =============
Net assets consist of:
  Undistributed net investment income ............................   $   9,902,412
  Net unrealized appreciation ....................................      28,469,846
  Accumulated net realized loss ..................................     (29,265,150)
  Capital shares .................................................     904,532,543
                                                                     -------------
      Net assets, at value .......................................   $ 913,639,651
                                                                     =============
Class 1:
  Net assets, at value ...........................................   $ 682,343,777
                                                                     =============
  Shares outstanding .............................................      53,006,381
                                                                     =============
  Net asset value and offering price per share ...................   $       12.87
                                                                     =============
Class 2:
  Net assets, at value ...........................................   $ 231,295,874
                                                                     =============
  Shares outstanding .............................................      18,111,581
                                                                     =============
  Net asset value and offering price per share ...................   $       12.77
                                                                     =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment Income:
  (net of foreign taxes and fees of $1,588,901)
  Dividends .........................................................  $ 14,049,400
  Interest ..........................................................       901,137
                                                                       ------------
    Total investment income .........................................    14,950,537
                                                                       ------------
Expenses:
  Management fees (Note 3) ..........................................     3,196,219
  Administrative fees (Note 3) ......................................       602,598
  Distribution fees - Class 2 (Note 3) ..............................       264,552
  Transfer agent fees ...............................................        12,769
  Custodian fees ....................................................       172,787
  Reports to shareholders ...........................................       487,035
  Professional fees .................................................        39,572
  Trustees' fees and expenses .......................................         6,233
  Other .............................................................         5,604
                                                                       ------------
    Total expenses ..................................................     4,787,369
                                                                       ------------
      Net investment income .........................................    10,163,168
                                                                       ------------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments .....................................................   (29,112,685)
    Foreign currency transactions ...................................       (10,662)
                                                                       ------------
      Net realized loss .............................................   (29,123,347)
  Net unrealized depreciation on investments ........................   (56,326,763)
                                                                       ------------
Net realized and unrealized loss ....................................   (85,450,110)
                                                                       ------------
Net decrease in net assets resulting from operations ................  $(75,286,942)
                                                                       ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000

                                                                                  Six Months Ended        Year Ended
                                                                                    June 30, 2001      December 31, 2000
                                                                                  ----------------     -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ......................................................    $  10,163,168       $   30,074,050
    Net realized gain (loss) from investments and foreign currency transactions       (29,123,347)         141,245,934
    Net unrealized depreciation on investments .................................      (56,326,763)        (180,372,699)
                                                                                    -------------       --------------
      Net decrease in net assets resulting from operations .....................      (75,286,942)          (9,052,715)
  Distributions to shareholders from:
    Net investment income:
      Class 1 ..................................................................      (20,393,444)         (20,195,709)
      Class 2 ..................................................................       (5,735,164)          (2,255,259)
    Net realized gains:
      Class 1 ..................................................................     (173,173,004)        (118,600,706)
      Class 2 ..................................................................      (24,712,911)         (14,798,195)
                                                                                    -------------       --------------
  Total distributions to shareholders ..........................................     (224,014,523)        (155,849,869)
  Capital share transactions: (Note 2)
      Class 1 ..................................................................      140,750,303         (129,050,261)
      Class 2 ..................................................................      108,580,295           99,400,896
                                                                                    -------------       --------------
 Total capital share transactions ..............................................      249,330,598          (29,649,365)
      Net decrease in net assets ...............................................      (49,970,867)        (194,551,949)
Net assets:
  Beginning of period ..........................................................      963,610,518        1,158,162,467
                                                                                    -------------       --------------
  End of period ................................................................    $ 913,639,651       $  963,610,518
                                                                                    =============       ==============
Undistributed net investment income included in net assets:
  End of period ................................................................    $   9,902,412       $   25,867,852
                                                                                    =============       ==============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton International Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 54% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.


At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                         Six Months Ended                        Year Ended
                                                           June 30, 2001                      December 31, 2000
                                                   ------------------------------      ------------------------------
                                                     Shares            Amount             Shares           Amount
                                                   -----------    ---------------      -----------    ---------------
Class 1 Shares:
Shares sold ...................................     13,349,183    $   228,265,174       12,544,954    $   237,099,440
Shares issued on merger/a/ ....................             --                 --       35,794,416        651,458,377
Shares issued on reinvestment of distributions      13,351,812        173,173,003        7,326,841        138,796,415
Shares redeemed ...............................    (15,032,914)      (260,687,874)     (61,827,748)    (1,156,404,493)
                                                    ----------    ---------------       ----------    ---------------
Net increase (decrease) .......................     11,668,081    $   140,750,303       (6,161,537)   $  (129,050,261)
                                                    ==========    ===============       ==========    ===============
Class 2 Shares:
Shares sold ...................................     71,843,240    $ 1,221,005,346       51,772,474    $   972,961,568
Shares issued on merger/a/ ....................             --                 --          177,521          3,216,683
Shares issued on reinvestment of distributions       3,950,390         50,841,517          904,696         17,053,454
Shares redeemed ...............................    (67,703,784)    (1,163,266,568)     (47,412,674)      (893,830,809)
                                                    ----------    ---------------       ----------    ---------------
Net increase ..................................      8,089,846    $   108,580,295        5,442,017    $    99,400,896
                                                    ==========    ===============       ==========    ===============

/a/On May 1, 2000, the Fund acquired the net assets of the Templeton Variable
   Products Series Fund (TVP) - Templeton International Fund in a tax free exchange pursuant to a plan of reorganization approved by the TVP - International Fund's shareholders.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


          Entity                                                         Affiliation
          -------------------------------------------------------------------------------------
          Franklin Templeton Services, LLC (FT Services)                 Administrative manager
          Templeton Investment Counsel, LLC (TIC)                        Investment manager
          Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
          Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

          Annualized Fee Rate     Daily Net Assets
          ---------------------------------------------------------------------------
                 .75%             First $200 million
                 .675%            Over $200 million, up to and including $1.3 billion
                 .60%             Over $1.3 billion

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

          Annualized Fee Rate    Daily Net Assets
          --------------------------------------------------------------------------
                 .15%            First $200 million
                 .135%           Over $200 million, up to and including $700 million
                 .10%            Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $901,130,550 was as follows.

      Unrealized appreciation ............................... $ 175,415,331
      Unrealized depreciation ...............................  (147,083,222)
                                                              -------------
      Net unrealized appreciation ........................... $  28,332,109
                                                              =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $118,262,930 and $100,019,207, respectively.

6. LIQUIDATION OF TEMPLETON PACIFIC GROWTH FUND

On March 30, 2001, as a result of a substitution transaction, the Templeton International Securities Fund acquired all of the net assets of the Templeton Pacific Growth Fund. In connection with this liquidation, the Templeton International Securities Fund acquired the portfolio securities and other assets and liabilities of the liquidating fund in exchange for capital shares with an equivalent value.

The Templeton International Securities Fund acquired net assets from the Templeton Pacific Growth Fund in the amount of $39,368,803 and issued 2,347,649 Class 1 shares and 5,573 Class 2 shares.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Tax Designation

At December 31, 2000, more than 50% of the Templeton International Securities Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the funds as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 31, 2000.

                                                                    Class 1                      Class 2
                                                         ----------------------------------------------------------
                                                           Foreign Tax      Foreign      Foreign Tax     Foreign
                                                              Paid       Source Income       Paid     Source Income
Country                                                     Per Share      Per Share      Per Share      Per Share
-------                                                  -------------   -------------   -----------  -------------
Argentina ..............................................     0.0000         0.0017           0.0000        0.0016
Australia ..............................................     0.0002         0.0296           0.0002        0.0291
Austria ................................................     0.0016         0.0089           0.0016        0.0087
Bermuda ................................................     0.0000         0.0098           0.0000        0.0097
Brazil .................................................     0.0035         0.0277           0.0035        0.0272
Canada .................................................     0.0019         0.0112           0.0019        0.0110
Chile ..................................................     0.0003         0.0033           0.0003        0.0032
China ..................................................     0.0000         0.0002           0.0000        0.0002
Finland ................................................     0.0031         0.0142           0.0031        0.0139
France .................................................     0.0055         0.0332           0.0055        0.0326
Germany ................................................     0.0037         0.0310           0.0037        0.0304
Hong Kong ..............................................     0.0007         0.0438           0.0007        0.0431
Israel .................................................     0.0003         0.0011           0.0003        0.0011
Italy ..................................................     0.0015         0.0087           0.0015        0.0086
Japan ..................................................     0.0017         0.0099           0.0017        0.0097
Mexico .................................................     0.0006         0.0076           0.0006        0.0075
Netherlands ............................................     0.0080         0.0591           0.0080        0.0580
New Zealand ............................................     0.0045         0.0256           0.0045        0.0252
Peru ...................................................     0.0000         0.0050           0.0000        0.0049
Philippines ............................................     0.0002         0.0008           0.0002        0.0008
Portugal ...............................................     0.0009         0.0050           0.0009        0.0049
South Korea ............................................     0.0005         0.0026           0.0005        0.0025
Spain ..................................................     0.0029         0.0167           0.0029        0.0164
Sweden .................................................     0.0024         0.0141           0.0024        0.0139
Switzerland ............................................     0.0010         0.0055           0.0010        0.0054
United Kingdom .........................................     0.0236         0.2725           0.0236        0.2677
                                                            -------        -------          -------       -------
TOTAL ..................................................    $0.0686        $0.6488          $0.0686       $0.6373
                                                            =======        =======          =======       =======